                                                                    EXHIBIT 10.2

                                                                [Execution Copy]



         ____________________________________________________________


                             REGENCY CENTERS, L.P.

                                      AND

                             THE GUARANTORS NAMED
                               ON THE SIGNATURE
                                 PAGES HEREOF

                                      TO

                           FIRST UNION NATIONAL BANK
                                    Trustee



                               ________________

                                   Indenture

                           Dated as of July 20, 1998

                               ________________



                                 $100,000,000


                          7 1/8% Notes due July 15, 2005


         ____________________________________________________________

                             REGENCY CENTERS, L.P.

                 Certain Sections of this Indenture relating to
                        Sections 310 through 318 of the
                          Trust Indenture Act of 1939



Trust Indenture                             Indenture
Act Section                                  Section
-----------                              --------------

(S) 310(a)(1)  .........................   609
     (a)(2)    .........................   609
     (a)(3)    .........................   Not
                                           Applicable
     (a)(4)    .........................   Not
                                           Applicable
     (b)       .........................   608
               .........................   610
(S) 311(a)     .........................   613
     (b)       .........................   613
     (b)(2)    .........................   703(a)(2)
               .........................   703(b)
(S) 312(a)     .........................   701
                                           702(a)
     (b)       .........................   702(b)
     (c)       .........................   702(c)
(S) 313(a)     .........................   703(a)
     (b)       .........................   703(b)
     (c)       .........................   703(a)
                                           703(b)
     (d)       ..........................  703(c)
(S) 314(a)     ..........................  704
     (b)       ..........................  Not
                                           Applicable
     (c)(1)    ..........................  102
     (c)(2)    ..........................  102
     (c)(3)                                Not
                                           Applicable
     (d)       ..........................  Not
                                           Applicable
     (e)       ..........................  102
(S) 315(a)     ..........................  601
     (b)       ..........................  602
                                           703(a)(6)
     (c)       ..........................  601
     (d)       ..........................  601
     (e)       ..........................  514

 Trust Indenture                                   Indenture
  Act Section                                       Section
-----------------                               --------------

(S) 316(a)     ...............................     101
     (a)(1)(A) ...............................     502
                                                   512
     (a)(1)(B) ...............................     513
     (a)(2)    ...............................     Not
                                                   Applicable
     (b)       ...............................     508
     (c)       ...............................     104(c)
(S) 317(a)(1)  ...............................     503
     (a)(2)    ...............................     504
     (b)       ...............................     1003
(S) 318(a)     ...............................     107


______________

     Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                               TABLE OF CONTENTS

                                                         Page
                                                         ----

Parties ..............................................     1
Recitals of the Issuer................................     1

                                  ARTICLE ONE

                      Definitions and Other Provisions of
                              General Application


SECTION 101.  Definitions:

              Acquired Indebtedness.....................   3
              Act.......................................   3
              Additional Interest.......................   3
              Additional Original Securities............   3
              Affiliate.................................   3
              Annual Service Charge.....................   3
              Applicable Procedures.....................   3
              Board of Directors........................   4
              Board Resolution..........................   4
              Business Day..............................   4
              Capital Stock.............................   4
              Commission................................   4
              Common Stock..............................   4
              Consolidated Income Available for
                Debt Service............................   4
              Consolidated Net Worth....................   5
              Corporate Trust Office....................   5
              corporation...............................   5
              Depositary................................   5
              Disqualified Stock........................   5
              Distribution Compliance Period............   6
              DTC.......................................   6
              Earnings from Operations..................   6
              Encumbrance...............................   6
              Euroclear.................................   6
              Event of Default..........................   6



-----------

Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                           Page
                                                           ----

              Exchange Act..............................    6
              Exchange Offer............................    6
              Exchange Securities.......................    7
              Global Security...........................    7
              Guaranteed Obligations....................    7
              Guaranty..................................    7
              Guarantors................................    7
              Holder....................................    7
              Indebtedness..............................    7
              Incur.....................................    8
              Indenture.................................    8
              Initial Issue Date........................    8
              Interest Payment Date.....................    8
              Issuer....................................    8
              Issuer Request; Issuer Order..............    8
              Make-Whole Amount.........................    9
              Maturity..................................    9
              Non-Recourse Indebtedness.................    9
              Officers' Certificate.....................    9
              Opinion of Counsel........................   10
              Original Securities.......................   10
              Outstanding...............................   10
              pari passu................................   11
              ------------
              Paying Agent..............................   11
              Person....................................   11
              Predecessor Security......................   11
              Real Property Assets......................   11
              Recourse Indebtedness.....................   12
              Redemption Date...........................   12
              Redemption Price..........................   12
              Regency...................................   12
              Regular Record Date.......................   12
              Regulation S..............................   12
              Regulation S Certificate..................   12
              Regulation S Global Security..............   12
              Regulation S Legend.......................   12
              Regulation S Securities...................   12
              Reinvestment Rate.........................   12
              Responsible Officer.......................   13
              Rule 144..................................   13
              Rule 144A.................................   13
              Rule 144A Securities......................   13
              Securities................................   13
              Securities Act............................   14
              Securities Act Legend.....................   14

                                                               Page
                                                               ----

                 Security Register;
                  Security Registrar........................    14
                 Special Record Date........................    14
                 Stated Maturity............................    14
                 Statistical Release........................    14
                 Step-Down Date.............................    14
                 Step-Up....................................    14
                 Subsidiary.................................    14
                 Total Assets...............................    15
                 Total Unencumbered Assets..................    15
                 Trust Indenture Act........................    15
                 Trustee....................................    15
                 Undepreciated Real Estate Assets...........    15
                 Unsecured Indebtedness.....................    16
                 Vice President.............................    16
                 Yield to Maturity..........................    16

SECTION 102.     Compliance Certificates and Opinions.......    17

SECTION 103.     Form of Documents Delivered
                     to Trustee.............................    18

SECTION 104.     Acts of Holders; Record Date...............    18

SECTION 105.     Notices, Etc., to Trustee and
                     the Issuer.............................    22

SECTION 106.     Notice to Holders; Waiver..................    22

SECTION 107.     The Application of Trust Indenture
                     Act....................................    23

SECTION 108.     Effect of Headings and
                     Table of Contents......................    23

SECTION 109.     Successors and Assigns.....................    23

SECTION 110.     Separability Clause........................    24

SECTION 111.     Benefits of Indenture......................    24

SECTION 112.     Governing Law..............................    24

SECTION 113.     Legal Holidays.............................    24

                                                      Page
                                                      ----

                                ARTICLE TWO

                                Security Forms


SECTION 201.    Forms Generally; Initial Forms of
                   Rule 144A and Regulation S

                Securities.............................  25

SECTION 202.    Form of Face of Security...............  26

SECTION 203.    Form of Reverse of Security............  33

SECTION 204.    Form of Trustee's
                Certificate of Authentication..........  34

SECTION 205.    Form of Guarantee......................  35


                                 ARTICLE THREE

                                The Securities


SECTION 301.    Title and Terms........................  39

SECTION 302.    Denominations..........................  40

SECTION 303.    Execution, Authentication,
                 Delivery and Dating...................  40

SECTION 304.    Temporary Securities...................  42

SECTION 305.    Global Securities......................  43

SECTION 306.    Registration, Registration of
                 Transfer and Exchange Generally;
                 Restrictions on Transfer and Exchange;
                 Securities Act Legends................  45

SECTION 307.    Mutilated, Destroyed,
                 Lost and Stolen Securities............. 50

SECTION 308.    Payment of Interest;
                 Interest Rights Preserved.............. 51

 SECTION 309.    Persons Deemed Owners.................. 53

                                                     Page
                                                     ----

SECTION 310.   Cancellation..........................  53

SECTION 311.   Computation of Interest...............  54


                                 ARTICLE FOUR

                 Satisfaction and Discharge

SECTION 401.   Satisfaction and
                 Discharge of Indenture...............  54

SECTION 402.   Application of Trust Money.............  56


                                 ARTICLE FIVE

                                   Remedies


SECTION 501.   Events of Default......................  56

SECTION 502.   Acceleration of Maturity;
                 Rescission and Annulment.............  59

SECTION 503.   Collection of Indebtedness and
                 Suits for Enforcement by
                 Trustee..............................  60

SECTION 504.   Trustee May File Proofs of Claim.......  61

SECTION 505.   Trustee May Enforce Claims
                 Without Possession of
                 Securities...........................  62

SECTION 506.   Application of Money Collected.........  62

SECTION 507.   Limitation on Suits....................  63

SECTION 508.   Unconditional Right of Holders to
                 Receive Principal, Premium
                 and Interest.........................  64

SECTION 509.   Restoration of Rights and Remedies.....  64


SECTION 510.   Rights and Remedies Cumulative.........  64

                                                       Page
                                                       ----


SECTION 511.   Delay or Omission Not Waiver...........  65

SECTION 512.   Control by Holders.....................  65

SECTION 513.   Waiver of Past Defaults................  65

SECTION 514.   Undertaking for Costs..................  66

SECTION 515.   Waiver of Stay or Extension Laws.......  66


                                  ARTICLE SIX

                                  The Trustee


SECTION 601.   Certain Duties and
               Responsibilities.......................  67

SECTION 602.   Notice of Defaults.....................  67

SECTION 603.   Certain Rights of Trustee..............  67

SECTION 604.   Not Responsible for Recitals
                 or Issuance of Securities............  69

SECTION 605.   May Hold Securities....................  69

SECTION 606.   Money Held in Trust....................  70

SECTION 607.   Compensation and Reimbursement.........  70

SECTION 608.   Disqualification; Conflicting
                 Interests............................  71

SECTION 609.   Corporate Trustee Required;
                 Eligibility..........................  71

SECTION 610.   Resignation and Removal;
                 Appointment of Successor.............  71

SECTION 611.   Acceptance of Appointment by
                 Successor............................  73

SECTION 612.   Merger, Conversion, Consolidation

                                                                            PAGE
                                                                            ----
                or Succession to Business.................................   73

SECTION 613.    Preferential Collection of Claims
                  Against Issuer or the Guarantors........................   74

                                 ARTICLE SEVEN

                Holders' Lists and Reports by Trustee and Issuer


SECTION 701.    Issuer to Furnish Trustee Names
                  and Addresses of Holders................................   74

SECTION 702.    Preservation of Information;
                  Communications to Holders...............................   75

SECTION 703.    Reports by Trustee........................................   75

SECTION 704.    Reports by the Issuer.....................................   76

SECTION 705.    Officers' Certificate with Respect to
                  Change in Interest Rates................................   76

                                 ARTICLE EIGHT

             Consolidation, Merger, Conveyance, Transfer or Lease

SECTION 801.    Issuer May Consolidate, Etc.,
                  and Purchases of Assets Only on
                   Certain Terms..........................................   76

SECTION 802.    Successor Substituted.....................................   78


                                 ARTICLE NINE

                            Supplemental Indentures

SECTION 901.    Supplemental Indentures Without
                  Consent of Holders......................................   78

SECTION 902.    Supplemental Indentures with
                  Consent of Holders......................................   79

                                                                            PAGE
                                                                            ----
SECTION 903.    Execution of Supplemental
                  Indentures..............................................  80

SECTION 904.    Effect of Supplemental Indentures.........................  81

SECTION 905.    Conformity with Trust Indenture Act.......................  81

SECTION 906.    Reference in Securities to
                  Supplemental Indentures.................................  81

                                  ARTICLE TEN

                                   Covenants

SECTION 1001.   Payment of Principal, Premium
                  and Interest............................................  81

SECTION 1002.   Maintenance of Office or Agency...........................  82

SECTION 1003.   Money for Security Payments to
                  be Held in Trust........................................  82

SECTION 1004.   Existence.................................................  84

SECTION 1005.   Maintenance of Properties.................................  85

SECTION 1006.   Payment of Taxes and Other Claims.........................  85

SECTION 1007.   Maintenance of Insurance..................................  85

SECTION 1008.   Limitations on Incurrence of
                  Indebtedness............................................  86

SECTION 1009.   [Intentionally Omitted]...................................  88

SECTION 1010.   Provision of Financial Information........................  88

SECTION 1011.   Statement by Officers as to
                  Default; Compliance Certificates........................  89

SECTION 1012.   Waiver of Certain Covenants...............................  88

                                                                            PAGE
                                                                            ----
                                ARTICLE ELEVEN

                            Redemption of Securities
SECTION 1101.    Right of Redemption.......................................  90

SECTION 1102.    Applicability of Article..................................  90

SECTION 1103.    Election to Redeem; Notice
                   to Trustee..............................................  90

SECTION 1104.    Selection by Trustee of
                   Securities to Be Redeemed...............................  90

SECTION 1105.    Notice of Redemption......................................  91

SECTION 1106.    Deposit of Redemption Price...............................  92

SECTION 1107.    Securities Payable on
                   Redemption Date.........................................  92

SECTION 1108.    Securities Redeemed in Part...............................  93

                                ARTICLE TWELVE

                                  Guarantees

SECTION 1201.    Guarantees................................................  93

SECTION 1202.    Guarantees Absolute.......................................  94

SECTION 1203.    Waivers...................................................  96

SECTION 1204.    Waiver of Subrogation and
                   Contribution............................................  97

SECTION 1205.    Certain Agreements........................................  98

SECTION 1206.    Execution and Delivery of Guarantees......................  99

SECTION 1207.    No Waiver; Cumulative Remedies............................ 100

SECTION 1208.    Continuing Guarantees..................................... 100

                                                                            PAGE
                                                                            ----
SECTION 1209.  Severability...............................................  101

SECTION 1210.  Limitation on Guarantor Liability..........................  101

                               ARTICLE THIRTEEN

                      Defeasance and Covenant Defeasance

SECTION 1301.  Issuer's Option to Effect
                 Defeasance or Covenant
                 Defeasance...............................................  101

SECTION 1302.  Defeasance and Discharge...................................  102

SECTION 1303.  Covenant Defeasance........................................  102

SECTION 1304.  Conditions to Defeasance or
                 Covenant Defeasance......................................  103

SECTION 1305.  Deposited Money and U.S. Government
                 Obligations to be Held in Trust;
                 Other Miscellaneous Provisions...........................  106

SECTION 1306.  Reinstatement..............................................  107

TESTIMONIUM...............................................................  108

SIGNATURES AND SEALS......................................................  108

ANNEX A -- Form of Regulation S Certificate...............................  A-1
ANNEX B -- Form of Restricted Securities Certificate......................  B-1
ANNEX C -- Form of Unrestricted Securities Certificate....................  C-1
ANNEX D -- Form of Certification to be Given by Holders
           of Beneficial Interest in a Regulation S
           Temporary Global Security......................................  D-1
ANNEX E -- Form of Certification to be Given by the
           Euroclear Operator or Cedel S.A................................  E-1

          INDENTURE, dated as of July 20, 1998, between REGENCY CENTERS, L.P., a limited partnership duly organized and existing under the laws of the State of Delaware (herein called the "Issuer"), having its principal office at 121 West Forsyth Street, Suite 200, Jacksonville, FL 32202, the Guarantors named on the signature pages hereof and First Union National Bank, a national banking association duly organized and existing under the laws of the United States of America, as Trustee (herein called the "Trustee").


                            RECITALS OF THE ISSUER

          The Issuer has duly authorized the creation of an issue of up to $100,000,000 aggregate principal amount of (A) its 7 1/8% Notes due July 15, 2005 (the "Original Securities") and (B) its 7 1/8% Notes due July 15, 2005 to be issued in exchange for the Original Securities (the "Exchange Securities" and collectively with the Original Securities, the "Securities"), in each case guaranteed by the Guarantors, of substantially the tenor and amount hereinafter set forth, and to provide therefor the Issuer and the Guarantors have duly authorized the execution and delivery of this Indenture. The Original Securities and the Exchange Securities shall rank pari passu.
                                       ---- -----
          All things necessary to make the Securities and the Guarantees, when executed by the Issuer and the Guarantors, respectively, and authenticated and delivered hereunder and duly issued by the Issuer and the Guarantors, the valid obligations of the Issuer and the Guarantors, respectively, and to make this Indenture a valid agreement of the Issuer and the Guarantors, in accordance with their and its terms, have been done.

                  NOW, THEREFORE, THIS INDENTURE WITNESSETH:

          For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                  ARTICLE ONE

                       Definitions and Other Provisions
                             of General Application

SECTION 101.  Definitions.
              -----------

          For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

          (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles (whether or not such is indicated herein), and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted as consistently applied by the Issuer at the date of such computation;

          (4) unless otherwise specifically set forth herein, all calculations or determinations of a Person shall be performed or made on a consolidated basis in accordance with generally accepted accounting principles; and

          (5) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

          Certain terms, used principally in Article Six, are defined in that Article.

          "Acquired Indebtedness" means Indebtedness of a Person (i) existing at the time the Person becomes a Subsidiary or (ii) assumed in connection with the acquisition of assets from the Person, in each case, other than Indebtedness incurred in connection with, or in contemplation of, the Person becoming a Subsidiary or that acquisition. Acquired Indebtedness shall be deemed to be incurred on the date of the related acquisition of assets from any Person or the date the acquired Person becomes a Subsidiary.

          "Act", when used with respect to any Holder, has the meaning specified in Section 104.

          "Additional Interest" has the meaning set forth in the form of Security contained in Section 202. Unless the context otherwise requires, references herein to "interest" on the Securities shall include Additional Interest.

          "Additional Original Securities" means Securities issued from time to time, after the Initial Issue Date.

          "Affiliate" of any Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Annual Service Charge" for any period means the aggregate interest expense for the period in respect of, and the amortization during the period of any original issue discount of, Indebtedness of the Issuer and its Subsidiaries and the amount of dividends which are payable during the period in respect of any Disqualified Stock.

          "Applicable Procedures" means, with respect to any transfer or exchange of or for beneficial interests in any Global Note, the rules and procedures of DTC or any successor depositary that apply to such transfer and exchange.

          "Board of Directors" means either the board of directors or similar body of the Issuer or the Guarantors, as the case may be, or any duly authorized committee of that board or similar body.

          "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Issuer to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

          "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in the City of New York are authorized or obligated by law or executive order to close.

          "Capital Stock" means, with respect to any Person, any capital stock (including preferred stock), shares, interests, participations or other ownership interests (however designated) of the Person and any rights (other than debt securities convertible into or exchangeable for corporate stock), warrants or options to purchase any thereof.

          "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

          "Common Stock" of any Person means Capital Stock of such Person that does not rank prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such Person, to shares of Capital Stock of any other class of such Person.

          "Consolidated Income Available for Debt Service" for any period means Earnings from Operations of the Issuer and its Subsidiaries plus amounts which have been deducted, and minus amounts which have been added, for the following (without duplication): (i) interest expense on Indebtedness of the Issuer and its Subsidiaries; (ii) provision for taxes of the Issuer and its Subsidiaries based on income; (iii) amortization of debt discount; (iv) provisions for gains and losses on properties and property depreciation and amortization; (v) the effect of any noncash charge resulting from a change in accounting principles in determining Earnings from Operations for the period; and (vi) amortization of deferred charges.

          "Consolidated Net Worth" of any Person means the consolidated equity of such Person, determined on a consolidated basis in accordance with generally accepted accounting principles, less amounts attributable to Disqualified Stock of such Person; provided that, with respect to the Issuer, adjustments following the date of the Indenture to the accounting books and records of the Issuer in accordance with Accounting Principles Board Opinions Nos. 16 and 17 (or successor opinions thereto) or otherwise resulting from the acquisition of control of the Issuer by another Person shall not be given effect to.

          "Corporate Trust Office" means the principal office of the Trustee in the City of Jacksonville, Florida at which at any particular time its corporate trust business shall be administered.

          "corporation" means a corporation, association, company, joint-stock company, limited liability company, partnership or business trust.

          "Depositary" means, with respect to the Securities issuable or issued in whole or in part in the form of one or more Global Securities, The Depository Trust Company for so long as it shall be a clearing agency registered under the Exchange Act, or such successor as the Issuer shall designate from time to time in an Officers' Certificate delivered to the Trustee.

          "Disqualified Stock" means, with respect to any Person, any Capital Stock of the Person which by the terms of that Capital Stock (or by the terms of any security into which it is convertible or for which it is exchangeable or exercisable), upon the happening of any event or otherwise (i) matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise (other than Capital Stock which is redeemable solely in exchange for common stock), (ii) is convertible into or exchangeable or exercisable for Indebtedness or Disqualified Stock or (iii) is redeemable at the option of the holder thereof, in whole or in part (other than Capital Stock which is redeemable solely in exchange for Capital Stock which is not Disqualified Stock or the redemption price of which may, at the option of that Person, be paid in Capital Stock which is not Disqualified Stock), in each case on or prior to the Stated Maturity of the Securities; provided, however, that equity interests whose holders have (or will have after the expiration of an initial holding period) the right to have such equity interests redeemed for cash in an amount determined by the value of the common stock of Regency do not constitute Disqualified Stock.

          "Distribution Compliance Period" means the period through and including the 40/th/ day after the latest of the commencement of the offering and sale of the Original Securities and the original issue date of the Original Securities.

          "DTC" means The Depository Trust Company, a New York corporation.

          "Earnings from Operations" for any period means net earnings excluding gains and losses on sales of investments, extraordinary items, and property valuation losses, net, as reflected in the financial statements of the Issuer and its Subsidiaries for the period determined on a consolidated basis in accordance with generally accepted accounting principles.

          "Encumbrance" means any mortgage, lien, charge, pledge or security interest of any kind, except any mortgage, lien, charge, pledge or security interest of any kind which secures debt of any Guarantor owed to the Issuer.

          "Euroclear" means the Euroclear Clearance System (or any successor securities clearing agency).

          "Event of Default" has the meaning specified in Section 501.

          "Exchange Act" refers to the Securities Exchange Act of 1934 as it may be amended and any successor act thereto.

          "Exchange Offer" has the meaning set forth in the form of the Security contained in Section 202.

          "Exchange Securities" means the securities issued pursuant to the Exchange Offer.

          "Global Security" means the security or securities that evidence all or part of the Securities and bear the legend set forth in Section 202.

          "Guaranteed Obligations" has the meaning specified in Article 12.

          "Guaranty" means a guaranty of the Securities contained in Article 12 given by the Guarantors.

          "Guarantors" means the Persons executing a Guarantee on the date of this Indenture until a successor Guarantor for such Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Guarantors" shall include such successor Guarantor.

          "Holder" means a Person in whose name a Security is registered in the Security Register.

          "Indebtedness" of the Issuer or any Subsidiary means any indebtedness of the Issuer or any Subsidiary, whether or not contingent, in respect of (i) borrowed money or indebtedness evidenced by bonds, notes, debentures or similar instruments, (ii) borrowed money or indebtedness evidenced by bonds, notes, debentures or similar instruments secured by any Encumbrance existing on property owned by the Issuer or any Subsidiary, (iii) reimbursement obligations in connection with any letters of credit actually issued or amounts representing the balance deferred and unpaid of the purchase price of any property or services, except any such balance that constitutes an accrued expense or trade payable, or all conditional sale obligations under any title retention agreement, (iv) the amount of all obligations of the Issuer or any Subsidiary with respect to redemption, repayment or other repurchase of any Disqualified Stock, and (v) any lease of property by the Issuer or any Subsidiary as lessee which is reflected on the Issuer's consolidated balance sheet as a capitalized lease in accordance with generally accepted accounting principles, to the extent, in the case of items of indebtedness under (i) through (iv) above, that any such items (other than letters of credit) would appear as a liability on the Issuer's consolidated balance sheet in accordance with generally accepted accounting principles, and also includes, to the extent not otherwise included, any obligation of the Issuer or any Subsidiary to be liable for, or to pay, as obligor, guarantor or otherwise (other than for purposes of collection in the ordinary course of business), Indebtedness of another Person (other than the Issuer or any Subsidiary) (it being understood that Indebtedness shall be deemed to be incurred by the Issuer or any Subsidiary whenever the Issuer or the Subsidiary shall create, assume, guarantee or otherwise become liable in respect thereof).

          "Incur" means, with respect to any indebtedness or other obligation of any Person, to create, issue, incur (by conversion, exchange or otherwise), assume, guarantee or otherwise become liable in respect of such indebtedness or other obligation or the recording, as required pursuant to generally accepted accounting principles or otherwise, of any such indebtedness or other obligation on the balance sheet of such Person (and "Incurrence", "Incurred", "Incurrable" and "Incurring" shall have meanings correlative to the foregoing); provided, however, that a change in generally accepted accounting principles that results in an obligation of such Person that exists at such time becoming indebtedness shall not be deemed an Incurrence of such indebtedness.

          "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

          "Initial Issue Date" means the date of this Indenture.

          "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

          "Issuer" means the Person named as the "Issuer" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture and thereafter "Issuer" shall mean such successor Person.

          "Issuer Request" or "Issuer Order" means a written request or order signed in the name of the Issuer by its Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.
          "Make-Whole Amount" means, in connection with any optional redemption or accelerated payment of any Security, the excess, if any, of (i) the aggregate present value as of the date of such redemption or accelerated payment of each dollar of principal being redeemed or paid and the amount of interest (exclusive of interest accrued to the date of redemption or accelerated payment) that would have been payable in respect of such dollar if such redemption or accelerated payment had not been made, determined by discounting, on a semi-annual basis, such principal and interest at the Reinvestment Rate (determined on the third Business Day preceding the date such notice of Redemption is given or declaration of acceleration is made) from the respective dates on which such principal and interest would have been payable if such redemption or accelerated payment had not been made, over (ii) the aggregate principal amount of the Securities being redeemed or paid.

          "Maturity", when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

          "Non-Recourse Indebtedness" means Indebtedness for which the right of recovery of the obligee thereof is limited to recourse against the Real Property Assets securing such Indebtedness (subject to such limited exceptions to the non-recourse nature of such Indebtedness such as fraud, misappropriation, misapplication and environmental indemnities, as are usual and customary in like transactions at the time of the incurrence of such Indebtedness).

          "Officers' Certificate" means a certificate signed by the Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Issuer, and delivered to the Trustee and containing the statement provided for in Section 102. One of the officers signing an Officer's Certificate given pursuant to Section 1011 shall be the principal executive, financial or accounting officer of the Issuer.

          "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Issuer, and who shall be acceptable to the Trustee, and containing the statements provided for in Section 102.

          "Original Securities" means all Securities including Additional Original Securities, other than Exchange Securities.

          "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:
                      ------

          (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

          (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Issuer) in trust or set aside and segregated in trust by the Issuer (if the Issuer shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are
                                         --------
     to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

          (iii) Securities which have been paid pursuant to Section 307 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Issuer;

provided, however, that in determining whether the Holders of the requisite
--------  -------
principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Issuer or any other obligor upon the Securities or any Affiliate of the Issuer or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Issuer or any other obligor upon the Securities or any Affiliate of the Issuer or of the Guarantors or of such other obligor.

          "pari passu", when used with respect to the ranking of any
           ---- -----
indebtedness of any Person in relation to other indebtedness of such Person, means that each such indebtedness (a) either (i) is not subordinated in right of payment to any other indebtedness of such Person or (ii) is subordinate in right of payment to the same indebtedness of such Person as is the other and is so subordinate to the same extent and (b) is not subordinate in right of payment to the other or to any indebtedness of such Person as to which the other is not so subordinate.

          "Paying Agent" means any Person authorized by the Issuer to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Issuer or of the Guarantors.

          "Person" means any individual, corporation, limited liability company, partnership, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

          "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 307 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

          "Real Property Assets" means as of any time, the real property assets (including interests in participating mortgages in which the interest of the Issuer or any Subsidiary therein is characterized as equity according to generally accepted accounting principles) owned directly or indirectly by the Issuer or any Subsidiary at such time.

          "Recourse Indebtedness" shall mean Indebtedness of the Issuer or any Subsidiary that is not Non-Recourse Indebtedness.

          "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

          "Redemption Price", when used with respect to any Security to be redeemed, has the meaning set forth in Section 1101.

          "Regency" means Regency Realty Corporation, a Florida corporation and the parent company of the Issuer.

          "Regular Record Date" for the interest payable on any Interest Payment Date means the January 1 or July 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

          "Regulation S" means Regulation S under the Securities Act.

          "Regulation S Certificate" means a certificate substantially in the form set forth in Annex A.

          "Regulation S Global Security" has the meaning specified in Section
201.

          "Regulation S Legend" means a legend substantially in the form of the legend required in the form of Security set forth in Section 202 to be placed upon Regulation S Securities.

          "Regulation S Securities" means all Securities required pursuant to
Section 306(c) to bear a Regulation S Legend.

          "Reinvestment Rate" means 0.25% (twenty-five one hundredths of one percent) plus the arithmetic mean of the yields under the respective heading "Week Ending" published in the Statistical Release under the caption "Treasury Constant Maturities" for the maturity (rounded to the nearest month) corresponding to the remaining life to maturity of the Securities, as of the payment date of the principal being redeemed or paid. If no maturity exactly corresponds to such maturity, yields for the two published maturities most closely corresponding to such maturity shall be calculated pursuant to the immediately preceding sentence and the Reinvestment Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding in each of such relevant periods to the nearest month. For purposes of calculating the Reinvestment Rate, the most recent Statistical Release published prior to the date of determination of the Make-Whole Amount shall be used.

          "Responsible Officer", when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

          "Restricted Securities Legend" means a legend substantially in the form of the legend required in the form of Security set forth in Section 202 to be placed upon Global Securities and Original Securities.

          "Rule 144" means Rule 144 under the Securities Act.

          "Rule 144A" means Rule 144A under the Securities Act.

          "Rule 144A Securities" means the Securities purchased by the Purchasers from the Issuer pursuant to the purchase agreement, other than the Regulation S Securities.

          "Securities" means the securities designated as such in the first paragraph of the RECITALS OF THE ISSUER and includes the Exchange Securities.

          "Securities Act" means the Securities Act of 1933 and any statute successor thereto, in each case as amended from time to time.

          "Securities Act Legend" means a legend substantially in the form of the legend required in the form of Security set forth in Section 202 to be placed upon Original Securities.

          "Security Register" and "Security Registrar" have the respective meanings specified in Section 306.

          "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 308.

          "Stated Maturity", when used with respect to any Security or any installment of interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of interest is due and payable.

          "Statistical Release" means the statistical release designated "H.15(519)" or any successor publication which is published weekly by the Federal Reserve System and which establishes yields on actively traded United States government securities adjusted to constant maturities or, if such statistical release is not published at the time of any determination under this Indenture, then such other reasonably comparable index which shall be designated by the Issuer.

          "Step-Down Date" has the meaning set forth in the form of the Security contained in Section 202.

          "Step-Up" has the meaning set forth in the form of the Security contained in Section 202.

          "Subsidiary" means a corporation, partnership or other entity a majority of (i) the voting power of the voting equity securities or (ii) the outstanding equity interests of which are owned, directly or indirectly, by the Issuer or by one or more other Subsidiaries of the Issuer. For the purposes of this definition, "voting equity securities" means equity securities having voting power for the election of directors, whether at all times or only so long as no senior class of security has such voting power by reason of any contingency.

          "Total Assets" as of any date means the sum of (i) those Undepreciated Real Estate Assets and (ii) all other assets of the Issuer and its Subsidiaries determined in accordance with generally accepted accounting principles (but excluding intangibles).

          "Total Unencumbered Assets" means the sum of (i) those Undepreciated Real Estate Assets not subject to an Encumbrance for borrowed money and (ii) all other assets of the Issuer and its Subsidiaries not subject to an Encumbrance for borrowed money determined in accordance with generally accepted accounting principles (but excluding intangibles).

          "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed, except as provided in Section 905; provided, however, that in the event the Trust Indenture Act of
                --------  -------
1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

          "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

          "U.S. Person" means (i) any individual resident in the United States,
(ii) any partnership or corporation organized or incorporated under the laws of the United States, (iii) any estate of which an executor or administrator is a U.S. Person (other than an estate governed by foreign law and of which at least one executor or administrator is a non-U.S. Person who has sole or shared investment discretion with respect to its assets), (iv) any trust of which any trustee is a U.S. Person (other than a trust of which at least one trustee is a non-U.S. Person who has sole or shared investment discretion with respect to its assets and no beneficiary of the trust (and no settlor if the Trust is revocable) is a U.S. Person), (v) any agency or branch of a foreign entity located in the United States, (vi) any non-discretionary or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. Person, (vii) any discretionary or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States (other than such an account held for the benefit or account of a non-U.S. Person), (viii) any partnership or corporation organized or incorporated under the laws of a foreign jurisdiction and formed by a U.S. Person principally for the purpose of investing in securities not registered under the Securities Act (unless it is organized or incorporated, and owned, by accredited investors within the meaning of Rule 501(a) under the Securities Act who are not natural persons, estates or trusts); provided, however, that the term "U.S. Person" does not include (A) a branch or agency of a U.S. Person that is located and operating outside the United States for valid business purposes as a locally regulated branch or agency engaged in the banking or insurance business, (B) any employee benefit plan established and administered in accordance with the law, customary practices and documentation of a foreign country and (C) the international organizations set forth in Section 902(o)(7) of Regulation S under the Securities Act and any other similar international organizations, and their agencies, affiliates and pension plans.

          "Undepreciated Real Estate Assets" as of any date means the cost (original cost plus capital improvements) of real estate assets of the Issuer and its Subsidiaries on that date, before depreciation and amortization, determined on a consolidated basis in accordance with generally accepted accounting principles.

          "Unsecured Indebtedness" means Indebtedness which is (i) not subordinated to any other indebtedness and (ii) not secured by any Encumbrance upon any of the properties of the Issuer or any Subsidiary.

          "Vice President", when used with respect to the Issuer or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

          "Yield to Maturity" means the yield to maturity, computed at the time of issuance of a Note (or, if applicable, at the most recent redetermination of interest on such Note) and as set forth in such Note in accordance with generally accepted United States bond yield computation principles.


SECTION 102.  Compliance Certificates and Opinions.
              ------------------------------------

          Upon any application or request by the Issuer or the Guarantors to the Trustee to take any action under any provision of this Indenture, the Issuer or the Guarantors shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Issuer or the Guarantors, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirement set forth in this Indenture.

          Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include

          (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.


SECTION 103.  Form of Documents Delivered to Trustee.
              --------------------------------------

          In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any certificate or opinion of an officer of the Issuer or the Guarantors may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Issuer or of the Guarantors stating that the information with respect to such factual matters is in the possession of the Issuer or of the Guarantors, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 104.  Acts of Holders; Record Date.
              ----------------------------

          Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Issuer and the Guarantors. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Issuer, if made in the manner provided in this Section.

          The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

          The Issuer or the Guarantors may, in the circumstances permitted by the Trust Indenture Act, fix any day as the record date for the purpose of determining the Holders entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted to be given or taken by Holders. If not set by the Issuer or the Guarantors prior to the first solicitation of a Holder made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 701) prior to such first solicitation or vote, as the case may be. With regard to any record date, only the Holders on such date (or their duly designated proxies) shall be entitled to give or take, or vote on, the relevant action.

          The ownership of Securities shall be proved by the Security Register. Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, the Issuer, or the Guarantors in reliance thereon, whether or not notation of such action is made upon such Security.

          The Issuer or the Guarantors may set any day as a record date for the purpose of determining the Holders of Outstanding Securities entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of Securities, provided that the Issuer may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If not set by the Issuer prior to the first solicitation of a Holder made by any Person in respect of any such matter referred to in the foregoing sentence, the record date for any such matter shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 701) prior to such first solicitation. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities on such record date. Nothing in this paragraph shall be construed to prevent the Issuer from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be canceled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Issuer, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each Holder of Securities in the manner set forth in Section 106.

          The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Securities entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 502, (iii) any request to institute proceedings referred to in Section 507(2) or (iv) any direction referred to in Section 512. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be canceled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Issuer's expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Issuer in writing and to each Holder of Securities in the manner set forth in Section 106.

          With respect to any record date set pursuant to this Section, the party hereto which sets such record date may designate any day as the "Expiration Date" and from time to time may change the Expiration Date to any earlier or later day; provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other party hereto in writing, and to each Holder of Securities in the manner set forth in Section 106, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the party hereto which set such record date shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.


SECTION 105.  Notices, Etc., to Trustee and Issuer.
              ------------------------------------

          Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

           (1) the Trustee by any Holder or by the Issuer or the Guarantors shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office,
     Attention: Corporate Trust Department, or

           (2) the Issuer or the Guarantors by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Issuer or the Guarantors addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Issuer or by the Guarantors, as the case may be.

SECTION 106.  Notice to Holders; Waiver.
              -------------------------

          Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

          In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.


SECTION 107.  The Application of Trust Indenture Act.
              --------------------------------------

          The Trust Indenture Act shall apply as a matter of contract to this Indenture for purposes of interpretation, construction and defining the rights and obligations hereunder. If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

SECTION 108.  Effect of Headings and Table of Contents.
              ----------------------------------------

          The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.


SECTION 109.  Successors and Assigns.
              ----------------------

          All covenants and agreements in this Indenture by the Issuer or the Guarantors shall bind its successors and assigns, whether so expressed or not.


SECTION 110.  Separability Clause.
              -------------------

          In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.


SECTION 111.  Benefits of Indenture.
              ---------------------

          Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.


SECTION 112.  GOVERNING LAW.
              -------------

          THIS INDENTURE, THE SECURITIES AND THE GUARANTEES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.


SECTION 113.  Legal Holidays.
              --------------

          In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, Redemption Date or at the Stated Maturity, provided that no interest shall accrue for the period from and
                 --------
after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.


                                  ARTICLE TWO

                                Security Forms

SECTION 201.  Forms Generally; Initial Forms of Rule 144A and
                Regulation S Securities.
              -----------------------------------------------

          The Original Securities, the Exchange Securities and the Trustee's certificates of authentication thereof shall be in substantially the forms set forth in this Article, with such appropriate legends, insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities.

          The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

          Upon their original issuance, Rule 144A Securities shall be issued in the form of one or more Global Securities without interest coupons registered in the name of DTC, as Depositary, or its nominee and deposited with the Trustee, as custodian for DTC, in New York, New York, for credit by DTC to the respective accounts of beneficial owners of the Securities represented thereby (or such other accounts as they may direct). Such Global Securities, together with their Successor Securities which are Global Securities other than the Regulation S Global Security are collectively herein called the "Restricted Global Security".

          Upon their original issuance, Regulation S Securities (herein called the "Regulation S Temporary Global Security") shall be issued in the form of a single temporary Global Security without coupons registered in the name of DTC, as Depositary, or its nominee and deposited with the Trustee at its Corporate Trust Office, as custodian for DTC, for credit to Morgan Guaranty Trust Company of New York, Brussels Office, as operator of Euroclear, and Cedel Bank S.A. ("CEDEL") to the respective accounts of beneficial owners of the Securities represented thereby (or such other accounts as they may direct) in accordance with the rules thereof. Such Global Securities, together with their Successor Securities which are Global Securities are collectively herein called the "Regulation S Global Security".

          Beneficial interests in the Regulation S Temporary Global Security may only be held through Euroclear and Cedel until such interests are exchanged for corresponding interests in an unrestricted Global Security as provided in the next sentence. A holder of a beneficial interest in the Regulation S Temporary Global Security must provide written certification to Euroclear or Cedel, as the case may be, that the beneficial owner of the interest in such Global Security is not a U.S. Person (an "Owner Securities Certification"), and Euroclear or Cedel, as the case may be, must provide to the Trustee a similar certificate in the form set forth in Annex C (a "Depositary Securities Certification"), prior to (i) the payment of interest with respect to such holder's beneficial interest in the Regulation S Temporary Global Security and (ii) any exchange of such beneficial interest for a beneficial interest in the Regulation S Global Security.


SECTION 202.  Form of Face of Security.
              ------------------------

          [If a Global Security, then insert -- THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGEABLE IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN

SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.]

          [If a Global Security to be held by The Depository Trust Company, then insert -- UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

          [If the Original Securities, then insert -- THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) BY THE INITIAL INVESTOR (1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, OR (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), AND (B) BY SUBSEQUENT INVESTORS, AS SET FORTH IN (A) ABOVE AND, IN ADDITION, TO AN INSTITUTIONAL ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 5O1(A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES.]

          [If the Security is a Regulation S Security, then insert -- THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD OR DELIVERED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OF BENEFIT OF, ANY U.S. PERSON, UNLESS THIS

SECURITY IS REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF IS AVAILABLE.]

          [If the Security is a Regulation S Temporary Global Security, then insert -- THIS SECURITY IS A REGULATION S TEMPORARY GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE REFERRED TO HEREINAFTER. INTERESTS IN THIS REGULATION S TEMPORARY GLOBAL SECURITY MAY NOT BE OFFERED OR SOLD TO A U.S. PERSON PRIOR TO THE EXPIRATION OF THE DISTRIBUTION COMPLIANCE PERIOD (AS DEFINED IN THE INDENTURE) EXCEPT IN CERTAIN LIMITED CIRCUMSTANCES IN ACCORDANCE WITH THE TERMS OF THE INDENTURE.]

                          7 1/8% Notes due July 15, 2005

No. __________                                                         $________
CUSIP No. ___________

          Regency Centers, L.P., a limited partnership duly organized and existing under the laws of Delaware (herein called the "Issuer", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to _________________, or registered assigns, the principal sum of _______________ Dollars (such amount the "principal amount" of this Security) [if the Security is a Global Security, then insert -- , or such other principal amount (which, when taken together with the principal amounts of all other Outstanding Securities, shall not exceed $100,000,000 in the aggregate at any one time) as may be set forth in the records of the trustee hereinafter referred to in accordance with the Indenture,] on July 15, 2005, and to pay interest thereon from July 20, 1998 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on January 15 and July 15 in each year, commencing January 15, 1999, at the rate of 7 1/8% per annum, until the principal hereof is paid or made available for payment, and (to the extent that the payment of such interest shall be legally enforceable) at the rate of 2% per annum on any overdue principal and premium and on any overdue installment of interest until paid. [If Original Securities, then insert -- provided, however,
                                                              --------  -------
that if (i) the Issuer has not filed a registration statement under the

Securities Act of 1933, as amended (the "Securities Act"), registering a security substantially identical to this Security pursuant to an exchange offer (the "Exchange Offer") (the "Exchange Registration Statement") by September 18, 1998, or, if applicable, a registration statement registering this security for resale (the "Resale Registration Statement") has not been filed on or prior to the date (the "Resale Registration Filing Deadline") upon which it is required to be filed under the Exchange and Registration Rights Agreement, dated as of July 15, 1998 (the "Registration Rights Agreement") or (ii) the Exchange Registration Statement relating to the Exchange Offer has not become or been declared effective by January 16, 1999 or, if applicable, the Resale Registration Statement has not been declared effective within 90 days of Resale Registration Filing Deadline or (iii) the Exchange Offer has not been completed within 30 business days after the date on which the Exchange Registration Statement has become or been declared effective initially or (iv) either the Exchange Registration Statement or, if applicable, the Resale Registration Statement is filed and declared effective but shall thereafter cease to be effective (except as specifically permitted therein) without being succeeded immediately by an additional registration statement filed and declared effective or (v) the Partnership and the Guarantors have not consummated the Exchange Offer (or, if applicable, the Resale Registration Statement has not become effective) within 240 days following the Closing, in each case (i) through (v) upon the terms and conditions set forth in the Registration Rights Agreement, by and between the Issuer and the Holders from time to time of the Securities (each such event referred to in clauses (i) through (v), a "Registration Default"), then the per annum interest rate borne by the Securities shall increase (the "Step-Up") by 0.5% per annum until such time (the "Step-Down Date") as no Registration Default is in effect (after which such interest rate will be restored to its initial rate). Interest accruing as a result of the Step-Up is referred to herein as "Additional Interest." Accrued Additional Interest shall be paid semi-annually on the Interest Payment Dates; and the amount of accrued Additional Interest shall be determined on the basis of the number of days actually elapsed. Any accrued and unpaid interest (including Additional Interest) on this Security upon the issuance of an Exchange Security in exchange for this Security shall cease to be payable to the Holder hereof but such accrued and unpaid interest

 (including Additional Interest) shall be payable on the next Interest Payment Date for such Exchange Security to the Holder thereof on the related Regular Record Date.] The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the January 1 or July 1 (whether or not a Business
Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

          Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Issuer maintained for that purpose in Jacksonville, Florida or in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided,
                                                                 --------
however, that at the option of the Issuer payment of interest may be made by
-------
check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

Dated:


                         REGENCY CENTERS, L.P.
                         By: Regency Realty Corporation,
                              its general partner



                         By_____________________________
                           Name:
                           Title:

Attest:


__________________
Name:
Title:

SECTION 203.  Form of Reverse of Security.
              ---------------------------

          This Security is one of a duly authorized issue of Securities of the Issuer designated as its 7 1/8% Notes due July 15, 2005 (herein called the "Securities"), limited in aggregate principal amount to $100,000,000, issued and to be issued under an Indenture, dated as of July 20, 1998 (herein called the "Indenture"), between the Issuer, the Guarantors named on the signature pages thereof and First Union National Bank, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.

          Securities of this series may be redeemed at any time at the option of the Issuer, in whole or in part, upon notice of not more than 60 nor less than 30 days prior to the Redemption Date, at a redemption price equal to the sum of
(i) the principal amount of the Securities being redeemed plus accrued interest thereon to the Redemption Date and (ii) the Make-Whole Amount, if any, with respect to such Securities.

          The Securities do not have the benefit of any sinking fund obligations.

          In the event of redemption of this Security in part only, a new Security or Securities for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

          If an Event of Default shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

          The Indenture contains provisions for defeasance at any time of (i) the entire indebtedness of this Security or (ii) certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth therein.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Guarantors and the rights of the Holders of the Securities under the Indenture at any time by the Issuer, the Guarantors, and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Issuer or by the Guarantors with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Issuer in Jacksonville, Florida or in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          The Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

          No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due presentment of this Security for registration of transfer, the Issuer, the Guarantors, the Trustee and any agent of the Issuer, the Guarantors, or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Issuer, the Guarantors, the Trustee nor any such agent shall be affected by notice to the contrary.

          Interest on this Security shall be computed on the basis of a 360-day year of twelve 30-day months, provided, however, that Additional Interest shall
                              --------  -------
be computed on the basis of a 365- or 366-day year, as the case may be, and the number of days actually elapsed.

          All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

          The Indenture and this Security shall be governed by and construed in accordance with the laws of the State of New York.


SECTION 204.  Form of Trustee's Certificate of
              --------------------------------
              Authentication.
              --------------

          This is one of the Securities referred to in the within-mentioned Indenture.


                                FIRST UNION NATIONAL BANK,
Dated:                            as Trustee

                                By ____________________
                                     Authorized Officer


 SECTION 205.  Form of Guarantee.
               -----------------

                                   GUARANTEE

          For value received, Regency Realty Corporation, Regency Office Partnership, L.P., Hyde Park Partners, L.P., Regency Retail Centers of Ohio, Inc., RRC Operating Partnership of Georgia, L.P., RRC FL Five, Inc., RRC FL Seven, Inc., RRC Acquisitions, Inc. and RRC Acquisitions Two, Inc., as Guarantors (the "Guarantors") hereby unconditionally guarantee to the Holder of the Security upon which these Guarantees are endorsed, and to the Trustee on behalf of such Holder, the due and punctual payment of the principal of (and premium, if any) and interest on such Security when and as the same shall become due and payable, whether at the Stated Maturity, by acceleration, call for redemption, purchase or otherwise, according to the terms thereof and of the Indenture referred to therein. In case of the failure of the Issuer punctually to make any such payment, the Guarantors hereby agree to cause such payment to be made punctually when and as the same shall become due and payable, whether at the Stated Maturity or by acceleration, call for redemption, purchase or otherwise, and as if such payment were made by the Issuer.

          The Guarantors hereby agree that their respective obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of such Security or the Indenture, the absence of any action to enforce the same or any release or amendment or waiver of any term of any other Guarantee of, or any consent to departure from any requirement of any other Guarantee of all or of any of the Securities, the election by the Trustee or any of the Holders in any proceeding under Chapter 11 of the Bankruptcy Code of the application of Section 1111(b)(2) of the Bankruptcy Code, any borrowing or grant of a security interest by the Issuer, as debtor-in-possession, under Section 364 of the Bankruptcy Code, the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of the claims of the Trustee or any of the Holders for payment of any of the Securities, any waiver or consent by the Holder of such Security or by the Trustee or either of them with respect to any provisions thereof or of the Indenture, the obtaining of any judgment against the Issuer or any action to enforce the same or any other circumstances which might otherwise constitute a legal or equitable discharge or defense of a guarantor. The Guarantors hereby waive the benefits of diligence, presentment, demand of payment, any requirement that the Trustee or any of the Holders exhaust any right or take any action against the Issuer or any other Person, filing of claims with a court in the event of insolvency or bankruptcy of the Issuer, any right to require a proceeding first against the Issuer, protest or notice with respect to such Security or the Indebtedness evidenced thereby and all demands whatsoever, and covenant that these Guarantees will not be discharged except by complete performance of the obligations contained in such Security and in these Guarantees. The Guarantors hereby agree that, in the event of a default in payment of principal (or premium, if any) or interest on such Security, whether at their Stated Maturity, by acceleration, call for redemption, purchase or otherwise, legal proceedings may be instituted by the Trustee on behalf of, or by, the Holder of such Security, subject to the terms and conditions set forth in the Indenture, directly against the Guarantors to enforce these Guarantees without first proceeding against the Issuer. The Guarantors agree that if, after the occurrence and during the continuance of an Event of Default, the Trustee or any of the Holders are prevented by applicable law from exercising their respective rights to accelerate the maturity of the Securities, to collect interest on the Securities, or to enforce or exercise any other right or remedy with respect to the Securities, the Guarantors agree to pay to the Trustee for the account of the Holders, upon demand therefor, the amount that would otherwise have been due and payable had such rights and remedies been permitted to be exercised by the Trustee or any of the Holders.

          No reference herein to the Indenture and no provision of these Guarantees or of the Indenture shall alter or impair the Guarantees of the Guarantors, which are absolute and unconditional, of the due and punctual payment of the principal (and premium, if any) and interest on the Security upon which these Guarantees are endorsed.

          The Guarantors shall be subrogated to all rights of the Holder of this Security against the Issuer in respect of any amounts paid by the Guarantors on account of this Security pursuant to the provisions of their respective

Guarantees or the Indenture; provided, however, that the Guarantors shall not be
                             --------  -------
entitled to enforce or to receive any payments arising out of, or based upon, such right of subrogation until the principal of (and premium, if any) and interest on this Security and all other Securities issued under the Indenture shall have been paid in full.

          These Guarantees shall remain in full force and effect and continue to be effective should any petition be filed by or against the Issuer for liquidation or reorganization, should the Issuer become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the Issuer's assets, and shall, to the fullest extent permitted by law, continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Securities is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee on the Securities whether as a "voidable preference," "fraudulent transfer," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Securities shall, to the fullest extent permitted by law, be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

          All terms used in these Guarantees which are defined in the Indenture referred to in the Security upon which these Guarantees are endorsed shall have the meanings assigned to them in such Indenture.

          These Guarantees shall not be valid or obligatory for any purpose until the certificate of authentication on the Security upon which these Guarantees are endorsed shall have been executed by the Trustee under the Indenture by manual signature.

          Reference is made to Article Twelve of the Indenture for further provisions with respect to this Guarantee.

          These Guarantees shall be governed by and construed in accordance with the laws of the State of New York.

          IN WITNESS WHEREOF, each of Regency Realty Corporation, Regency Office Partnership, L.P., Hyde Park Partners, L.P., Regency Retail Centers of Ohio, Inc., RRC Operating Partnership of Georgia, L.P., RRC FL Five, Inc., RRC FL Seven, Inc., RRC Acquisitions, Inc. and RRC Acquisitions Two, Inc., as Guarantors, has caused this Guarantee to be duly executed.

                    REGENCY REALTY CORPORATION,
                    REGENCY OFFICE PARTNERSHIP , L.P.,
                    REGENCY RETAIL CENTERS OF OHIO, INC.,
                    RRC OPERATING PARTNERSHIP OF GEORGIA,
                    RRC FL FIVE, INC.,
                    RRC FL SEVEN, INC.,
                    RRC ACQUISITIONS, INC.,
                    RRC ACQUISITIONS TWO, INC.







                    By_____________________________
                          Authorized Signatory

                                 ARTICLE THREE

                                The Securities

SECTION 301.  Title and Terms.
              ---------------

          The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to $100,000,000, except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 304, 305, 306, 906 or 1108. After the Initial Issue Date and prior to the expiration of the Exchange Offer, the Issuer may issue Additional Original Securities from time to time, pursuant to a Board Resolution, subject to Section 303, included in an Officers' Certificate delivered to the Trustee, in authorized denominations; provided the aggregate principal amount of the Securities Outstanding after such issuance does not exceed $100,000,000. The Issuer may issue Exchange Securities from time to time pursuant to an Exchange Offer or otherwise, in each case pursuant to a Board Resolution, subject to Section 303, included in an Officers' Certificate delivered to the Trustee, in authorized denominations in exchange for a like principal amount of the Original Securities. Upon any such exchange the Securities shall be canceled in accordance with Section 310 and shall no longer be deemed Outstanding for any purpose. In no event shall the aggregate principal amount of the Original Securities and Exchange Securities Outstanding exceed $100,000,000.

          The Securities shall be known and designated as the "7 1/8% Notes due July 15, 2005" of the Issuer. Their Stated Maturity shall be July 15, 2005 and they shall accrue interest at the rate of 7 1/8% per annum (subject, in the case of the Original Securities, to increase at the rate of 0.50% per annum, as provided in such Original Security), from July 20, 1998 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, payable semi-annually on January 15 and July 15, commencing January 15, 1999 until the principal thereof is paid or made available for payment.

          The principal of (and premium, if any) and interest on the Securities shall be payable at the office or agency of the Issuer in Jacksonville, Florida or in the

Borough of Manhattan, The City of New York maintained for such purpose and at any other office or agency maintained by the Issuer for such purpose; provided,
                                                                      --------
however, that at the option of the Issuer payment of interest may be made by
-------
check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

          The Securities shall be redeemable as provided in Article Eleven. The Securities shall be Guaranteed by the Guarantors as provided in Article 12.

          Unless the context otherwise requires, the Original Securities and the Exchange Securities shall constitute one series for all purposes under the Indenture, including without limitation, amendments, waivers or redemptions.

          The Securities shall be subject to defeasance at the option of the Issuer as provided in Article Thirteen.


SECTION 302.  Denominations.
              -------------

          The Securities shall be issuable only in registered form without coupons and only in denominations of $1,000 and any integral multiple thereof.


SECTION 303.  Execution, Authentication, Delivery
              -----------------------------------
              and Dating.
              ----------

          The Securities shall be executed on behalf of the Issuer by the Chairman of the Board, the President or one of the Vice Presidents of its general partner, under the corporate seal of such general partner reproduced thereon attested by its Secretary or one of its Assistant Secretaries and the Guarantee to be endorsed on the Securities shall be executed on behalf of the Guarantors by their Chairmen of the Board, their Presidents or one of their Vice-Presidents. The signature of any of these officers on the Securities may be manual or facsimile.

          Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Issuer or the Guarantors shall bind the Issuer or the Guarantors, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

          At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Securities executed by the Issuer having a Guarantee endorsed thereon executed by the Guarantors to the Trustee for authentication, together with a Issuer Order for the authentication and delivery of such Securities with the Guarantees of the Guarantors endorsed thereon; and the Trustee in accordance with such Issuer Order shall authenticate and deliver such Securities with the Guarantees of the Guarantors endorsed thereon as in this Indenture provided and not otherwise.

          At any time and from time to time after the execution and delivery of this Indenture, and (i) prior to the expiration of the Exchange Offer, in the case of Additional Original Securities or (ii) after the effectiveness of a Registration Statement under the Securities Act with respect thereto, in the case of Exchange Securities, the Issuer may deliver Additional Original Securities or Exchange Securities, as the case may be, executed by the Issuer to the Trustee for authentication, together with a Issuer Order for the authentication and delivery of such Additional Original Securities or Exchange Securities, as applicable, and a like principal amount of Original Securities for cancellation in accordance with Section 310 of this Indenture, in the case of Exchange Securities, and the Trustee in accordance with the Issuer Order shall authenticate and deliver such Securities. In authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating,

          (a) if the form of such Securities has been established by or pursuant to Board Resolution as permitted by Section 301, that such form has been established in conformity with the provisions of this Indenture;

          (b) if the terms of such Securities have been established by or pursuant to Board Resolution as permitted by Section 301, that such terms have been established in conformity with the provisions of this Indenture;

          (c) that such Securities have been duly and validly issued in accordance with the terms of the Indenture, and are entitled to all the rights and benefits set forth herein;

          (d) that all conditions precedent to the authentication and delivery of such Securities have been complied with and that such Securities, when authenticated and delivered by the Trustee and issued by the Issuer in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Issuer, enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles; and

          (e) that the issuance of the Exchange Securities in exchange for the Original Securities has been effected in compliance with the Securities Act of 1933, as amended.

          Each Security shall be dated the date of its authentication.

          No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.


SECTION 304.  Temporary Securities.
              --------------------

          Pending the preparation of definitive Securities, the Issuer may execute and the Guarantors may execute, and upon Issuer Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

          If temporary Securities are issued, the Issuer will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at any office or agency of the Issuer designated pursuant to Section 1002, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities the Issuer shall execute and the Guarantors shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.


SECTION 305.  Global Securities.
              -----------------

          (a) Each Global Security authenticated under this Indenture shall be registered in the name of the Depositary designated by the Issuer for such Global Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

          (b) Notwithstanding any other provision in this Indenture, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Security or a nominee thereof unless (i) such Depositary (A) has notified the Issuer that it is unwilling or unable to continue as Depositary for such Global Security or (B) has ceased to be a clearing agency registered as such under the Exchange Act, and in either case the Issuer fails to appoint a successor Depositary within 90 days, (ii) the Company executes and delivers to the Trustee an Issuer Order stating that it elects to cause the issuance of the Securities in certificated form and that all Global Securities shall be exchanged in whole for Securities that are not Global Securities (in which case such exchange shall be effected by the Trustee) or (iii) there shall have occurred and be continuing an Event of Default or any Event which after notice or lapse of time or both would be an Event of Default with respect to the Securities.

          (c) If any Global Security is to be exchanged for other Securities or canceled in whole, it shall be surrendered by or on behalf of the Depositary or its nominee to the Trustee, as Security Registrar, for exchange or cancellation as provided in this Article Three. If any Global Security is to be exchanged for other Securities or canceled in part, or if another Security is to be exchanged in whole or in part for a beneficial interest in any Global Security, then either (i) such Global Security shall be so surrendered for exchange or cancellation as provided in this Article Three or (ii) the principal amount thereof shall be reduced or increased by an amount equal to the portion thereof to be so exchanged or canceled, or equal to the principal amount of such other Security to be so exchanged for a beneficial interest therein, as the case may be, by means of an appropriate adjustment made on the records of the Trustee, as Security Registrar, whereupon the Trustee, in accordance with the Applicable Procedures, shall instruct the Depositary or its authorized representative to make a corresponding adjustment to its records. Upon any such surrender or adjustment of a Global Security, the Trustee shall, subject to Section 306(c) and as otherwise provided in this Article Three, authenticate and deliver any Securities issuable in exchange for such Global Security (or any portion thereof) to or upon the order of the Issuer, and registered in such names as may be directed by, the Depositary or its authorized representative. Upon the request of the Trustee in connection with the occurrence of any of the events specified in the preceding paragraph, the Issuer shall promptly make available to the Trustee a reasonable supply of Securities that are not in the form of Global Securities. The Trustee shall be entitled to rely upon any order, direction or request of the Depositary or its authorized representative which is given or made pursuant to this Article Three if such order, direction or request is given or made in accordance with the Applicable Procedures.

          (d) Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this Article Three or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such Security is registered in the name of a Person other than the Depositary for such Global Security or a nominee thereof.

          (e) The Depositary or its nominee, as registered owner of a Global Security, shall be the Holder of such Global Security for all purposes under the Indenture and the Securities, and owners of beneficial interests in a Global Security shall hold such interests pursuant to the Applicable Procedures. Accordingly, any such owner's beneficial interest in a Global Security will be shown only on, and the transfer of such interest shall be effected only through, records maintained by the Depositary or its nominee or its Agent Members.


SECTION 306.  Registration, Registration of Transfer and
              Exchange Generally; Restrictions on Transfer
              and Exchange; Securities Act Legends.
              --------------------------------------------

          (a) Registration, Registration of Transfer and Exchange Generally.
              -------------------------------------------------------------
The Issuer shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Issuer designated pursuant to Section 1002 being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Securities and of transfers and exchanges of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers and exchanges of Securities as herein provided. Such Security Register shall distinguish between Original Securities and Exchange Securities.

          Upon surrender for registration of transfer of any Security at an office or agency of the Issuer designated pursuant to Section 1002 for such purpose, and provided that the other requirements of this Section 306 have been satisfied, the Issuer shall execute and the Guarantors shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations, of a like aggregate principal amount and bearing such restrictive legends as may be required by this Indenture.

          At the option of the Holder, and subject to the other provisions of this Section 306, Securities may be exchanged for other Securities of any authorized denominations, of a like aggregate principal amount and bearing such restrictive legends as may be required by this Indenture, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Issuer shall execute and the Guarantors shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

          All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Issuer and the Guarantors, evidencing the same debt, and (except for the differences between Original Securities and Exchange Securities provided for herein) entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

          Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Issuer or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

          No service charge shall be made to the Holder for any registration of transfer or exchange of Securities, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906 or 1108.

          The Issuer shall not be required (i) to issue, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities selected for redemption under Section 1104 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.


          (b) Certain Transfers and Exchanges.  Notwithstanding any other
              -------------------------------
provision of this Indenture or the Securities, transfers and exchanges of Securities and beneficial interests in a Global Security of the kinds specified in this Section 306(b) shall be made only in accordance with this Section 306(b).

             (i)  Restricted Global Security to Regulation S Temporary Global
                  -----------------------------------------------------------
     Security or Regulation S Global Security.  If the owner of a beneficial
     ----------------------------------------
     interest in the Restricted Global Security wishes at any time to transfer such interest to a Person who wishes to acquire the same in the form of a beneficial interest in the Regulation S Temporary Global Security (if before the expiration of the Distribution Compliance Period) or in the Regulation S Global Security (if thereafter), such transfer may be effected only in accordance with the provisions of this Clause (b)(i) subject to the Applicable Procedures. Upon receipt by the Trustee, as Security Registrar, of (A) an order given by the Depositary or its authorized representative directing that a beneficial interest in the Regulation S Temporary Global Security or Regulation S Global Security (as applicable) in a specified principal amount be credited to a specified agent member's account and that a beneficial interest in the Restricted Global Security in an equal principal amount be debited from another specified agent member's account and (B) a Regulation S Certificate, substantially in the form attached hereto as Annex A duly executed by the owner of such beneficial interest in the Restricted Global Security or his attorney duly authorized in writing, then the Trustee, as Security Registrar but subject to Clause (b)(iv) below, shall reduce the principal amount of the Restricted Global Security and increase the principal amount of the Regulation S Temporary Global Security or Regulation S Global Security (as applicable) by such specified principal amount as provided in Section 306(b).

           (ii)  Regulation S Temporary Global Security to Restricted Global
                 -----------------------------------------------------------
     Security.  If the owner of a beneficial interest in the Regulation S
     --------
     Temporary Global Security wishes at any time to transfer such interest to a Person who wishes to acquire the same in the form of a beneficial interest in the Restricted Global Security, such transfer may be effected only in accordance with this Clause (b)(ii) and subject to the Applicable Procedures. Upon receipt by the Trustee, as Security Registrar, of (A) an order given by the Depositary or its authorized representative directing that a beneficial interest in the Restricted Global Security in a specified principal amount be credited to a specified Agent Member's account and that a beneficial interest in the Regulation S Temporary Global Security in an equal principal amount be debited from another specified Agent Member's account and (B) a Restricted Securities Certificate, substantially in the form attached hereto as Annex B duly executed by the owner of such beneficial interest in the Regulation S Temporary Global Security or his attorney duly authorized in writing, then the Trustee, as Security Registrar, shall reduce the principal amount of the Regulation S Temporary Global Security and increase the principal amount of the Restricted Global Security by such specified principal amount as provided in Section 306(b).

           (iii) Exchanges between Global Security and Non-Global Security.  A
                 ---------------------------------------------------------
     beneficial interest in a Global Security may be exchanged for a Security that is not a Global Security as provided in Section 306, provided that, if such interest is a beneficial interest in the Restricted Global Security, or if such interest is a beneficial interest in the Regulation S Temporary Global Security, then such interest shall be exchanged for a Restricted Security (subject in each case to Section 305(b)).

           (iv)  Regulation S Temporary Global Security to be Held Through
                 ---------------------------------------------------------
     Euroclear or Cedel during Distribution Compliance Period.  The Issuer shall
     --------------------------------------------------------
     use its best efforts to cause the Depositary to ensure that beneficial interests in the Regulation S Temporary Global Security may be held only in or through accounts maintained at the Depositary by Euroclear or Cedel (or by Agent Members acting for the account thereof), and no person shall be entitled to effect any transfer or exchange that would result in any such interest being held otherwise than in or through such an account; provided that this Clause
     (b)(iv) shall not prohibit any transfer or exchange of such an interest in accordance with Clause (b)(ii) above.


          (c) Securities Act Legends.  Rule 144A Securities and their respective
              ----------------------
Successor Securities shall bear a Restricted Securities Legend, and Regulation S Securities and their Successor Securities shall bear a Regulation S Legend, subject to the following:

            (i) subject to the following Clauses of this Section 306(c), a Security or any portion thereof which is exchanged, upon transfer or otherwise, for a Global Security or any portion thereof shall bear the Securities Act Legend borne by such Global Security while represented thereby;

            (ii) subject to the following Clauses of this Section 306(c), a new Security which is not a Global Security and is issued in exchange for another Security (including a Global Security) or any portion thereof, upon transfer or otherwise, shall bear the Securities Act Legend borne by such other Security, provided that, if such new Security is required pursuant to
     Section 306(b)(iii) to be issued in the form of a Restricted Security, it shall bear a Restricted Securities Legend and, if such new Security is so required to be issued in the form of a Regulation S Security, it shall bear a Regulation S Legend;

            (iii) Exchange Securities shall not bear a Securities Act Legend;

            (iv) at any time after the Securities may be freely transferred without registration under the Securities Act or without being subject to transfer restrictions pursuant to the Securities Act, a new Security which does not bear a Securities Act Legend may be issued in exchange for or in lieu of a Security (other than a Global Security) or any portion thereof which bears such a legend if the Trustee has received an Unrestricted Securities Certificate, substantially in the form attached hereto as Annex C duly executed by the Holder of such legended Security or his attorney duly authorized in writing, and after such date and receipt of such certificate, the Trustee shall authenticate and deliver such a new Security in exchange for or in lieu of such other Security as provided in this Article Three;


            (v) a new Security which does not bear a Securities Act Legend may be issued in exchange for or in lieu of a Security (other than a Global Security) or any portion thereof which bears such a legend if, in the Issuer's judgment, placing such a legend upon such new Security is not necessary to ensure compliance with the registration requirements of the Securities Act, and the Trustee, at the direction of the Issuer, shall authenticate and deliver such a new Security as provided in this Article Three; and

            (vi) notwithstanding the foregoing provisions of this Section 306(c), a Successor Security of a Security that does not bear a particular form of Securities Act Legend shall not bear such form of legend unless the Issuer has reasonable cause to believe that such Successor Security is a "restricted security" within the meaning of Rule 144, in which case the Trustee, at the direction of the Issuer, shall authenticate and deliver a new Security bearing a Restricted Securities Legend in exchange for such Successor Security as provided in this Article Three.


SECTION 307.  Mutilated, Destroyed, Lost and
              ------------------------------
              Stolen Securities.
              -----------------

          If any mutilated Security is surrendered to the Trustee, the Issuer shall execute and the Guarantors shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

          If there shall be delivered to the Issuer, the Guarantors and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and

(ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Issuer or the Trustee that such Security has been acquired by a bona fide purchaser, the Issuer shall execute and the Guarantors shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.


          In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Issuer or the Guarantors in its discretion may, instead of issuing a new Security, pay such Security.

          Upon the issuance of any new Security under this Section, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

          Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

          The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.


SECTION 308.  Payment of Interest; Interest
              -----------------------------
              Rights Preserved.
              ----------------

          Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

          Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Issuer, at its election in each case, as provided in Clause (1) or (2) below:


          (1) The Issuer may elect to make pay ment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Issuer shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Issuer shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Issuer of such Special Record Date and, in the name and at the expense of the Issuer, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).


          (2) The Issuer may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Issuer to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

          Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.


SECTION 309.  Persons Deemed Owners.
              ---------------------

          Prior to due presentment of a Security for registration of transfer, the Issuer, the Guarantors, the Trustee and any agent of the Issuer, the Guarantors, or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 308) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Issuer, the Guarantors, the Trustee nor any agent of the Issuer, the Guarantors, or the Trustee shall be affected by notice to the contrary.


SECTION 310.  Cancellation.
              ------------

          All Securities surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Issuer or the Guarantors may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Issuer or the Guarantors may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of as directed by a Issuer Order.


SECTION 311.  Computation of Interest.
              -----------------------

          Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months; provided, however, that Additional Interest on the
                              --------  -------
Securities shall be computed on the basis of a 365- or 366-day year, as the case may be, and the number of days actually elapsed.


                                 ARTICLE FOUR

                          Satisfaction and Discharge

SECTION 401.  Satisfaction and Discharge of Indenture.
              ---------------------------------------

          This Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

          (1)  either

               (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 307 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section
          1003) have been delivered to the Trustee for cancellation; or

               (B) all such Securities not theretofore delivered to the Trustee for cancellation


               (i)   have become due and payable, or

               (ii) will become due and payable at their Stated Maturity within one year, or

               (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Issuer, and the Issuer or the Guarantors, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

          (2) the Issuer or the Guarantors has paid or caused to be paid all other sums payable hereunder by the Issuer or the Guarantors; and

          (3) the Issuer has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture pursuant to this Article Four, the obligations of the Issuer or the Guarantors to the Trustee under Section 607 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.


SECTION 402.  Application of Trust Money.
              --------------------------

          Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Issuer or the Guarantors acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee.


                                 ARTICLE FIVE

                                   Remedies

SECTION 501.  Events of Default.
              -----------------

          "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (1) default in the payment of the principal of (or premium, if any, on) any Security at its Maturity; or

          (2) default in the payment of any interest upon any Security when it becomes due and payable, and continuance of such default for a period of 30 days; or

          (3)  default in the performance, or breach, of Section 801; or

          (4) default in the performance, or breach, of any covenant or warranty of the Issuer in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Issuer by the Trustee or to the Issuer and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (5) a default or defaults under any bond(s), debenture(s), note(s) or other evidence(s) of Indebtedness by the Issuer or any Guarantor or under any mortgage(s), indenture(s) or instrument(s) under which there may be issued or by which there may be secured or evidenced any Indebtedness of such type by the Issuer or any such Guarantor with a principal amount then outstanding, individually or in the aggregate, in excess of $5 million, whether such Indebtedness now exists or shall hereafter be created, which default or defaults shall constitute a failure to pay any portion of the principal of such Indebtedness when due and payable after the expiration of any applicable grace period with respect thereto or shall have resulted in such Indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable; or

          (6) a final judgment or final judgments for the payment of money are entered against the Issuer or any Guarantor in an aggregate amount in excess of $5 million by a court or courts of competent jurisdiction, which judgments remain undischarged or unbonded for a period (during which execution shall not be effectively stayed) of 60 days after the right to appeal all such judgments has expired; or

          (7) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Issuer or any Guarantor in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Issuer or any such Guarantor a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Issuer or any such Guarantor under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Issuer or any such Guarantor or of any substantial part of the property of the Issuer or any such Guarantor, or ordering the winding up or liquidation of the affairs of the Issuer or any such Guarantor, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

          (8) the commencement by the Issuer or any Guarantor of a voluntary case or proceeding under any applicable Federal or

     State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Issuer or any such Guarantor to the entry of a decree or order for relief in respect of the Issuer or any Guarantor in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Issuer or any Guarantor, or the filing by the Issuer or any such Guarantor of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by the Issuer or any such Guarantor to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Issuer or any Guarantor or of any substantial part of the property of the Issuer or any Guarantor, or the making by the Issuer or any Guarantor of an assignment for the benefit of creditors, or the admission by the Issuer or any such Guarantor in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Issuer or any such Subsidiary in furtherance of any such action.


SECTION 502.  Acceleration of Maturity; Rescission
              ------------------------------------
              and Annulment.
              -------------

          If an Event of Default (other than an Event of Default specified in
Section 501(7) or (8)) occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities may declare the principal of all the Securities to be due and payable immediately, by a notice in writing to the Issuer (and to the Trustee if given by Holders), and upon any such declaration such principal and any accrued interest shall become immediately due and payable. If an Event of Default specified in Section 501(7)
or (8) occurs, the principal of and any accrued interest on the Securities then Outstanding shall ipso facto become immediately due and payable without any
                  ---- -----
declaration or other Act on the part of the Trustee or any Holder.

          At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities, by written notice to the Issuer and the Trustee, may rescind and annul such declaration and its consequences if

          (1) the Issuer or the Guarantors has paid or deposited with the Trustee a sum sufficient to pay

               (A)  all overdue interest on all Securities,

               (B) the principal of (and premium, if any, on) any Securities which have become due otherwise than by such declaration of acceleration and, to the extent that payment of such interest is lawful, interest thereon at the rate provided by the Securities,

               (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate provided by the Securities, and

               (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

     and

          (2) all Events of Default, other than the non-payment of the principal of Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.


SECTION 503.  Collection of Indebtedness and Suits
              ------------------------------------
              for Enforcement by Trustee.
              --------------------------

          The Issuer covenants that if

          (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

          (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof,

the Issuer and the Guarantors will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest, and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate provided by the Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

          If the Issuer or the Guarantors fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Issuer, the Guarantors or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Issuer, the Guarantors or any other obligor upon the Securities, wherever situated.

          If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.


SECTION 504.  Trustee May File Proofs of Claim.
              --------------------------------

          In case of any judicial proceeding relative to the Issuer or the Guarantors (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 607.

          No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.


SECTION 505.  Trustee May Enforce Claims
              --------------------------
              Without Possession of Securities.
              --------------------------------

          All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.


SECTION 506.  Application of Money Collected.
              ------------------------------

          Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          FIRST: To the payment of all amounts due the Trustee under Section 607; and
          SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively.


SECTION 507.  Limitation on Suits.
              -------------------

          No Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

          (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

          (2) the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.


SECTION 508.  Unconditional Right of Holders to
              ---------------------------------
              Receive Principal, Premium and Interest.
              ---------------------------------------

          Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 308) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption
Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

SECTION 509.  Restoration of Rights and Remedies.
              ----------------------------------

          If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Issuer, the Guarantors, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.


SECTION 510.  Rights and Remedies Cumulative.
              ------------------------------

          Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 307, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.


SECTION 511.  Delay or Omission Not Waiver.
              ----------------------------

          No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 512.  Control by Holders.
              ------------------

          The Holders of a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, provided that
                                             --------

          (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

          (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.


SECTION 513.  Waiver of Past Defaults.
              -----------------------

          The Holders of not less than a majority in principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past default hereunder and its consequences, except a default

          (1) in the payment of the principal of (or premium, if any) or interest on any Security, or

          (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

          Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.


SECTION 514.  Undertaking for Costs.
              ---------------------

          In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as

Trustee, a court may require any party litigant (other than the Trustee) in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided, that neither this Section nor the Trust Indenture
                     --------
Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Issuer or in any suit for the enforcement of the right to convert any Security in accordance with Article Thirteen.


SECTION 515.  Waiver of Stay or Extension Laws.
              --------------------------------

          The Issuer and the Guarantors covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Issuer and the Guarantors (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                  ARTICLE SIX

                                  The Trustee

SECTION 601.  Certain Duties and Responsibilities.
              -----------------------------------

          The duties and responsibilities of the Trustee shall be as provided in the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so pro vided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.


SECTION 602.  Notice of Defaults.
              ------------------

          The Trustee shall give the Holders notice of any default hereunder as and to the extent provided by the Trust Indenture Act; provided, however, that
                                                       --------  -------
in the case of any default of the character specified in Section 501(4), no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.


SECTION 603.  Certain Rights of Trustee.
              -------------------------

          Subject to the provisions of Section 601:

          (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties ;

          (b) any request or direction of the Issuer mentioned herein shall be sufficiently evidenced by a Issuer Request or Issuer Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

          (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically pre-scribed) may, in the absence of bad faith on its part, rely upon an
Officers' Certificate;

          (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuer or the Guarantors, personally or by agent or attorney; and

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

SECTION 604.  Not Responsible for Recitals
              ----------------------------
              or Issuance of Securities.
              -------------------------

          The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Issuer or the Guarantors, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Issuer of Securities or the proceeds thereof.


SECTION 605.  May Hold Securities.
              -------------------

          The Trustee, any Paying Agent, any Security Registrar or any other agent of the Issuer or the Guarantors, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Issuer with the same rights it would have if it were not the Trustee, any Paying Agent, any Security Registrar or such other agent.

SECTION 606.  Money Held in Trust.
              -------------------

          Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Issuer or the Guarantors.


SECTION 607.  Compensation and Reimbursement.
              ------------------------------

          The Issuer agrees

          (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any pro vision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

          (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or reasonable expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the reasonable costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.


SECTION 608.  Disqualification; Conflicting Interests.
              ---------------------------------------

          If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.


SECTION 609.  Corporate Trustee Required; Eligibility.
              ---------------------------------------

          There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.


SECTION 610.  Resignation and Removal;
              ------------------------
              Appointment of Successor.
              ------------------------

          (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 611.

          (b) The Trustee may resign at any time by giving written notice thereof to the Issuer. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities, delivered to the Trustee and to the Issuer.

          (d)  If at any time:

          (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Issuer or by any Holder who has been a bona fide Holder of a Security for at least six months, or

          (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Issuer or by any such Holder, or

          (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Issuer or the Guarantors by a Board Resolution may remove the Trustee, or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

          (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Issuer, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Issuer and the Guarantors and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Issuer. If no successor Trustee shall have been so appointed by the Issuer or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (f) The Issuer shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders in the manner provided in Section 106. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.


SECTION 611.  Acceptance of Appointment by Successor.
              --------------------------------------

          Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Issuer and the Guarantors and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Issuer, the Guarantors or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Issuer, or the Guarantors shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

          No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.


SECTION 612.  Merger, Conversion, Consolidation
              ---------------------------------
              or Succession to Business.
              -------------------------

          Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the bond administrative portion of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.


SECTION 613.  Preferential Collection of Claims
              ---------------------------------
              Against Issuer or the Guarantors.
              --------------------------------

          If and when the Trustee shall be or become a creditor of the Issuer or the Guarantors (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Issuer or the Guarantors (or any such other obligor).


                                 ARTICLE SEVEN

                Holders' Lists and Reports by Trustee and Issuer

SECTION 701.  Issuer to Furnish Trustee
              -------------------------
              Names and Addresses of Holders.
              ------------------------------

          The Issuer and the Guarantors will furnish or cause to be furnished to the Trustee

          (a) semi-annually, not more than 15 days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and ad dresses of the Holders as of such Regular Record Date, and

          (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Issuer or the Guarantors of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its
---------
capacity as Security Registrar.


SECTION 702.  Preservation of Information;
              ----------------------------
              Communications to Holders.
              -------------------------

          (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished.

          (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities and the corresponding rights and duties of the Trustee, shall be provided by the Trust Indenture Act.

          (c) Every Holder of Securities, by receiving and holding the same, agrees with the Issuer, the Guarantors and the Trustee that neither the Issuer, the Guarantors nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to the names and addresses of Holders made pursuant to the Trust Indenture Act.


SECTION 703.  Reports by Trustee.
              ------------------

          (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

          (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the Securities are listed, with the Commission and with the Issuer. The Issuer will notify the Trustee when the Securities are listed on any stock exchange.

SECTION 704.  Reports by Issuer.
              -----------------

          The Issuer and the Guarantors shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.

SECTION 705.  Officers' Certificate with Respect to Change in Interest Rates.
              --------------------------------------------------------------

          Within five days after any Step-Up or Step-Down Date, the Issuer shall deliver an Officers' Certificate to the Trustee stating the new interest rate and the date on which it became effective.

                                 ARTICLE EIGHT

             Consolidation, Merger, Conveyance, Transfer or Lease

SECTION 801.  Issuer May Consolidate, Etc. and Purchases of Assets Only on
              ------------------------------------------------------------
              Certain Terms.
              -------------

          The Issuer (a) shall not consolidate with or merge into any other Person; (b) shall not permit any other Person to consolidate with or merge into the Issuer; (c) shall not, directly or indirectly, transfer, convey, sell, lease or otherwise dispose of all or substantially all of its properties and assets as an entirety; and (d) shall not, and shall not permit any Subsidiary of the Issuer to, (i) acquire Capital Stock or other ownership interests of any other Person such that such Person becomes a Subsidiary of the Issuer or (ii) directly or indirectly, purchase, lease or otherwise acquire all or substantially all of the property and assets of any Person as an entirety or any existing business (whether existing as a separate entity, subsidiary, division, unit or otherwise) of any Person, unless in any such transaction:

          (1) immediately before and after giving effect to such transaction and treating any Indebtedness Incurred by the Issuer or a Subsidiary of the Issuer as a result of such transaction as having been Incurred by the Issuer or such Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default, shall have happened and be continuing;

          (2) in the case the Issuer shall consolidate with or merge into another Person or shall directly or indirectly transfer, convey, sell, lease or otherwise dispose of all or substantially all of its properties and assets as an entirety, the Person formed by such consolidation or into which the Issuer is merged or the Person which acquires by transfer, conveyance, sale, lease or other disposition all or substantially all of the properties and assets of the Issuer as an entirety (for purposes of this Article Eight, a "Successor Issuer") shall be a corporation, partnership or trust, shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume by an indenture supplemental hereto executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Securities and the performance of every covenant of this Indenture on the part of the Issuer to be performed or observed;

          (3) immediately after giving effect to such transaction, the Consolidated Net Worth of the Issuer or, if applicable, the Successor Issuer shall be equal to or greater than the Consolidated Net Worth of the Issuer immediately prior to such transaction; (provided that this clause (3) shall not apply to a transaction involving the consolidation or merger of a direct or indirect subsidiary of Regency with or into the Issuer and provided further that for purposes of this clause (3), a series of related transactions shall be treated as a single transaction);

          (4) other than in connection with an acquisition of an individual property that would not constitute the acquisition of a "significant subsidiary", if the tests set forth in Rule 1-01(w) of Regulation S-X were applied with respect to such acquisition, the Issuer has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer, lease or acquisition and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, complies with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with, and, with respect to such Officer's Certificate, setting forth the manner of determination of the Consolidated Net Worth of the Issuer or, if applicable, of the Successor Issuer as required pursuant to the foregoing.

SECTION 802.  Successor Substituted.
              ---------------------

          Upon any consolidation of the Issuer with, or merger of the Issuer into, any other Person or any transfer, conveyance, sale, lease or other disposition of all or substantially all of the properties and assets of the Issuer as an entirety in accordance with Section 801, the Successor Issuer shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such successor Person had been named as the Issuer herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.


                                 ARTICLE NINE

                            Supplemental Indentures

SECTION 901.  Supplemental Indentures Without Consent of Holders.
              --------------------------------------------------

          Without the consent of any Holders, the Issuer and the Guarantors, when authorized by a Board Resolution, the Guarantors and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (1) to evidence the succession of another Person to the Issuer and the Guarantors and the assumption by any such successor of the covenants of the Issuer or the Guarantors herein and in the Securities; or

          (2) to add to the covenants of the Issuer for the benefit of the Holders, or to surrender any right or power herein conferred upon the Issuer; or

          (3) to secure the Securities otherwise; or

          (4) to comply with any requirements of the Commission in order to effect and maintain the qualification of this Indenture under the Trust Indenture Act; or

          (5) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture, provided such action pursuant to this Clause (5) shall not adversely affect the interests of the Holders in any material respect and Trustee may rely on an Opinion of Counsel that such action will not adversely affect the interests of the Holders in any material respect.

SECTION 902.  Supplemental Indentures with Consent of Holders.
              -----------------------------------------------

          With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities, by Act of said Holders delivered to the Issuer, the Guarantors and the Trustee, the Issuer, when authorized by a Board Resolution, the Guarantors and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; provided, however, that no such supplemental
                              --------  -------
indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

          (1) change the Stated Maturity of the principal of, or any instalment of interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable thereon, or change the place of payment where, or the coin or currency in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or

          (2) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

          (3) modify any of the provisions of this Section, Section 513 or Section 1012, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby.

          It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 903.  Execution of Supplemental Indentures.
              ------------------------------------

          In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 904.  Effect of Supplemental Indentures.
              ---------------------------------

          Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 905.  Conformity with Trust Indenture Act.
              -----------------------------------

          Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

SECTION 906.  Reference in Securities to Supplemental Indentures.
              --------------------------------------------------

          Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Issuer and the Guarantors shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and the Guarantors and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

                                  ARTICLE TEN

                                   Covenants

SECTION 1001.  Payment of Principal, Premium and Interest.
               ------------------------------------------

          The Issuer will duly and punctually pay the principal of (and premium, if any) and interest on the Securities in accordance with the terms of the Securities and this Indenture.

SECTION 1002.  Maintenance of Office or Agency.
               -------------------------------

          The Issuer and the Guarantors will maintain in Jacksonville, Florida or in the Borough of Manhattan, The City of New York, an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Issuer in respect of the Securities and this Indenture may be served. The Issuer and the Guarantors will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Issuer or the Guarantors shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Issuer and the Guarantors hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

          The Issuer may also from time to time designate one or more other offices or agencies (in or outside Jacksonville, Florida or the Borough of Manhattan, The City of New York) where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Issuer of its obligation to maintain an office or agency in Jacksonville, Florida or in the Borough of Manhattan, The City of New York, for such purposes. The Issuer will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 1003.  Money for Security Payments to be Held in Trust.
               -----------------------------------------------

          If the Issuer or the Guarantors shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

          Whenever the Issuer shall have one or more Paying Agents, it will, prior to each due date of the principal of (and premium, if any) or interest on any Securities, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Issuer will promptly notify the Trustee of its action or failure so to act.

          The Issuer will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

          (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

          (2) give the Trustee notice of any default by the Issuer or the Guarantors (or any other obligor upon the Securities) in the making of any payment of principal (and premium, if any) or interest; and

          (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

          The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Issuer Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Issuer or the Guarantors or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Issuer or the Guarantors or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

          Any money deposited with the Trustee or any Paying Agent, or then held by the Issuer or the Guarantors, in trust for the payment of the principal of (and premium, if any) or interest on any Security and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Issuer on Issuer Request, or (if then held by the Issuer or the Guarantors) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Issuer and the Guarantors for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Issuer and the Guarantors as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Issuer and the Guarantors cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer or the Guarantors, as the case may be.


SECTION 1004.  Existence.
               ---------

          Subject to Article Eight, the Issuer will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided, however, that the Issuer shall not be required to preserve any such right or franchise if the Board of Directors in good faith shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Issuer and that the loss thereof is not disadvantageous in any material respect to the Holders.

SECTION 1005.  Maintenance of Properties.
               -------------------------

          The Issuer will cause all properties used or useful in the conduct of its business or the business of any Subsidiary of the Issuer to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Issuer may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Issuer from discontinuing the operation or maintenance of any of such properties if such discontinuance is, as determined by the Board of Directors in good faith, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.

SECTION 1006.  Payment of Taxes and Other Claims.
               ---------------------------------

          The Issuer and the Guarantors will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Issuer, any Guarantor or any of their respective Subsidiaries, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Issuer, any Guarantor or any of their respective Subsidiaries; provided, however, that the Issuer and any Guarantor shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

SECTION 1007.  Maintenance of Insurance.
               ------------------------

          The Issuer and the Guarantors shall, and shall cause each of their Subsidiaries to, keep at all times all of their properties which are of an insurable nature insured against loss or damage with insurers believed by the Issuer to be responsible to the extent that property of similar character is usually so insured by corporations similarly situated and owning like properties in commercially reasonable amounts and types. The Issuer shall, and shall cause its Subsidiaries to, use the proceeds from any such insurance policy to repair, replace or otherwise restore the property to which such proceeds relate.

SECTION 1008.  Limitations on Incurrence of Indebtedness.
               -----------------------------------------

          Neither the Issuer nor any Subsidiary will incur any Indebtedness if, immediately after giving effect to the incurrence of such additional Indebtedness and the application of the proceeds thereof, the aggregate principal amount of all outstanding Indebtedness of the Issuer and its Subsidiaries on a consolidated basis determined in accordance with generally accepted accounting principles is greater than 60% of the sum of (without duplication) (i) the Total Assets of the Issuer and its Subsidiaries as of the end of the calendar quarter covered in the Issuer's Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as the case may be, most recently filed with the Trustee (or such reports of Regency if filed by the Issuer with the Trustee in lieu of filing its own reports) prior to the incurrence of the additional Indebtedness and (ii) the purchase price of any real estate assets or mortgages receivable acquired and the amount of any securities offering proceeds received (to the extent that the proceeds were not used to acquire real estate assets or mortgages receivable or used to reduce Indebtedness) by the Issuer or any Subsidiary since the end of the calendar quarter, including those proceeds obtained in connection with the incurrence of the additional Indebtedness.

          In addition to the foregoing limitation on the incurrence of Indebtedness, neither the Issuer nor any Subsidiary will incur any Indebtedness secured by any Encumbrance upon any of the property of the Issuer or any Subsidiary if, immediately after giving effect to the incurrence of the additional Indebtedness and the application of the proceeds thereof, the aggregate principal amount of all outstanding Indebtedness of the Issuer and its Subsidiaries on a consolidated basis which is secured by any Encumbrance on property of the Issuer or any Subsidiary is greater than 40% of the sum of (without duplication) (i) the Total Assets of the Issuer and its Subsidiaries as of the end of the calendar quarter covered in the Issuer's Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as the case may be, most recently filed with the Trustee (or such reports of Regency if filed by the Issuer with the Trustee in lieu of filing its own reports) prior to the incurrence of the additional Indebtedness and (ii) the purchase price of any real estate assets or mortgages receivable acquired and the amount of any securities offering proceeds received (to the extent that the proceeds were not used to acquire real estate assets or mortgages receivable or used to reduce Indebtedness) by the Issuer or any Subsidiary since the end of the calendar quarter, including those proceeds obtained in connection with the incurrence of the additional Indebtedness.

          The Issuer and its Subsidiaries may not at any time own Total Unencumbered Assets equal to less than 150% of the aggregate outstanding principal amount of the Unsecured Indebtedness of the Issuer and its Subsidiaries on a consolidated basis.

          In addition to the foregoing limitations on the incurrence of Indebtedness, neither the Issuer nor any Subsidiary will incur any Indebtedness if the ratio of Consolidated Income Available for Debt Service to the Annual Service Charge for the four consecutive fiscal quarters most recently ended prior to the date on which such additional Indebtedness is to be incurred shall have been less than 1.5 to 1, on a pro forma basis, after giving effect thereto and to the application of the proceeds therefrom and calculated on the assumption that (i) such indebtedness and any other Indebtedness incurred by the Issuer or its Subsidiaries since the first day of such four-quarter period and the application of the proceeds therefrom, including

Indebtedness to refinance other Indebtedness, had occurred at the beginning of the period, (ii) the repayment or retirement of any other Indebtedness by the Issuer and its Subsidiaries since the first day of such four-quarter period had been incurred, repaid or retired at the beginning of that period (except that, in making such computation, the amount of Indebtedness under any revolving credit facility shall be computed based upon the average daily balance of the Indebtedness during such period), (iii) in the case of Acquired Indebtedness or Indebtedness incurred in connection with any acquisition since the first day of the four-quarter period, the related acquisition had occurred as of the first day of the period with the appropriate adjustments with respect to the acquisition being included in the pro forma calculation, and (iv) in the case of any acquisition or disposition by the Issuer or any Subsidiary of any asset or group of assets since the first day of such four-quarter period, including, without limitation, by merger, stock purchase or sale, or asset purchase or sale, such acquisition or disposition or any related repayment of Indebtedness had occurred as of the first day of such period with appropriate adjustments with respect to the acquisition or disposition being included in such pro forma calculation.

SECTION 1009.  [Intentionally Omitted]

SECTION 1010.  Provision of Financial Information.
               ----------------------------------

          Whether or not the Issuer is required to be subject to Section 13(a) or 15(d) of the Exchange Act or any successor provision thereto, the Issuer shall file with the Commission the annual reports, quarterly reports and other documents which the Issuer would have been required to file with the Commission pursuant to such Section 13(a) or 15(d) or any successor provision thereto if the Issuer were so required, such documents to be filed with the Commission on or prior to the respective dates (the "Required Filing Dates") by which the Issuer would have been required so to file such documents if the Issuer were so required. The Issuer and the Guarantors will, for so long as any of the Original Securities are outstanding, furnish to Holders of the Original Securities and to security analysts and prospective investors, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) of the Securities Act.

          The Issuer shall also in any event (a) within 15 days of each Required Filing Date file with the Trustee copies of the annual reports, quarterly reports and other documents which the Issuer files or would have been required to file with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act or any successor provisions thereto if the Issuer were required to be subject to such Sections and (b) if filing such documents by the Issuer with the Commission is not permitted under the Exchange Act, promptly upon written request supply copies of such documents to any Holder or prospective Holder.


SECTION 1011.  Statement by Officers as to Default; Compliance Certificates.
               ------------------------------------------------------------

          (a) The Issuer will deliver to the Trustee, within 90 days after the end of each fiscal year, and within 60 days after the end of each fiscal quarter (other than the fourth fiscal quarter), of the Issuer ending after the date hereof an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Issuer is in default in the performance and observance of any of the terms, provisions and conditions of Section 801 or Sections 1004 to 1010, inclusive, and if the Issuer shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

          (b) The Issuer shall deliver to the Trustee, as soon as possible and in any event within 10 days after the Issuer becomes aware or should reasonably become aware of the occurrence of an Event of Default or an event which, with notice or the lapse of time or both, would constitute an Event of Default, an Officers' Certificate setting forth the details of such Event of Default or default, and the action which the Issuer proposes to take with respect thereto.

SECTION 1012.  Waiver of Certain Covenants.
               ---------------------------

          The Issuer may omit in any particular instance to comply with any covenant or condition set forth in Section 801 and Sections 1004 to 1010, if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Issuer and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.

                                ARTICLE ELEVEN

                           Redemption of Securities

SECTION 1101.  Right of Redemption.
               -------------------

          The Securities may be redeemed at the election of the Issuer, as a whole or from time to time in part, at any time at a redemption price equal to the sum of (i) the principal amount of the Securities being redeemed plus accrued interest thereon to the Redemption Date and (ii) the Make-Whole Amount, if any, with respect to such Securities (the "Redemption Price").

SECTION 1102.  Applicability of Article.
               ------------------------

          Redemption of Securities at the election of the Issuer, as permitted by any provision of this Indenture, shall be made in accordance with such provision and this Article.

SECTION 1103.  Election to Redeem; Notice to Trustee.
               -------------------------------------

          The election of the Issuer to redeem any Securities pursuant to
Section 1101 shall be evidenced by a Board Resolution. In case of any redemption at the election of the Issuer of less than all the Securities, the Issuer shall, at least 60 days prior to the Redemption Date fixed by the Issuer (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities to be redeemed.

SECTION 1104.  Selection by Trustee of Securities to Be Redeemed.
               -------------------------------------------------

          If less than all the Securities are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to $1,000 or any integral multiple thereof) of the principal amount of Securities of a denomination larger than $1,000.

          The Trustee shall promptly notify the Issuer and each Security Registrar in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

          For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

SECTION 1105.  Notice of Redemption.
               --------------------

          Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

          All notices of redemption shall state:

          (1)  the Redemption Date,

          (2)  the Redemption Price,

          (3) if less than all the Outstanding Securities are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular
     Securities to be redeemed,

          (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and that interest thereon will cease to accrue on and after said date, and

          (5) the place or places where such Securities are to be surrendered for payment of the Redemption Price.

          Notice of redemption of Securities to be redeemed at the election of the Issuer shall be given by the Issuer or, at the Issuer's request, by the Trustee in the name and at the expense of the Issuer.

SECTION 1106.  Deposit of Redemption Price.
               ---------------------------

          Prior to any Redemption Date, the Issuer shall deposit with the Trustee or with a Paying Agent (or, if the Issuer is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

SECTION 1107.  Securities Payable on Redemption Date.
               -------------------------------------

          Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Issuer shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Issuer at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that instalments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 308.

          If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate provided by the Security.

SECTION 1108.  Securities Redeemed in Part.
               ---------------------------

          Any Security which is to be redeemed only in part shall be surrendered at an office or agency of the Issuer designated for that purpose pursuant to
Section 1002 (with, if the Issuer or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Issuer and the Guarantors shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.


                                ARTICLE TWELVE

                                  Guarantees

SECTION 1201.  Guarantees.
               ----------

          The Guarantors, jointly and severally, as primary obligors and not merely as sureties, hereby irrevocably and unconditionally guarantee to each Holder and to the Trustee and its successors and assigns (a) the full and punctual payment when due, whether at Stated Maturity, by acceleration or otherwise, of all obligations of the Issuer now or hereafter existing under this Indenture whether for principal of or interest on the Securities (and premium, if any) and all other monetary obligations of the Issuer under this Indenture and the Securities in respect of the Securities and (b) the full and punctual performance within the applicable grace periods of all other obligations of the Issuer under this Indenture and the Securities (all such obligations guaranteed hereby by the Guarantors being the "Guaranteed Obligations"). The guarantees of the Guarantors under this Article 12 is herein referred to as this "Guarantees".

          The Guarantors agree to pay any and all fees and expenses (including reasonable attorney's fees and expenses) incurred by the Trustee or the Holders in enforcing any rights under this Article 12 with respect to the Guarantors.

          Without limiting the generality of the foregoing, these Guarantees guarantee, to the extent provided herein, the payment of all amounts which constitute part of the Guaranteed Obligations and would be owed by the Issuer under this Indenture or the Securities but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Issuer.

SECTION 1202.  Guarantees Absolute.
               -------------------

          Each Guaranty is irrevocable, absolute and unconditional. The Guarantors, jointly and severally, guarantee that the Guaranteed Obligations will be performed strictly in accordance with the terms of this Indenture, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Trustee or the Holders with respect thereto. The obligations of the Guarantors under these Guarantees are independent of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against such Guarantor to enforce these Guarantees, irrespective of whether any action is brought against the Issuer or any other guarantor or whether the Issuer or any other guarantor is joined in any such action or actions. The liability of the Guarantors under these Guarantees shall be absolute and unconditional irrespective of:

          (a) any lack of validity, regularity or enforceability of this Indenture or the Securities with respect to the Issuer or any agreement or instrument relating thereto;

          (b) any change in the time, manner or place of payment of, or in any other term of any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from this Indenture;

          (c) the failure to give notice to the Guarantors of the occurrence of a default under the provisions of this Indenture or the Securities;

          (d) any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations;

          (e) any failure, omission, delay by or inability on the part of the Trustee or the Holders to assert or exercise any right, power or remedy conferred on the Trustee or the Holders in this Indenture or the Securities;

          (f) any change in the corporate or other structure, or termination, dissolution, consolidation or merger of the Issuer or any Guarantor with or into any other entity, the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all the assets of the Issuer or any Guarantor, the marshaling of the assets and liabilities of the Issuer or any Guarantor, the receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition with creditors, or readjustments of, or other or other similar proceedings affecting the Issuer or any Guarantor, or any of the assets of any of them;

          (g) the election by the Trustee or any of the Holders in any proceeding under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code") of the application of Section 1111(b)(2) of the Bankruptcy Code, any borrowing or grant of a security interest by the Issuer, as debtor-in-possession, under Section 364 of the Bankruptcy Code, the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of the claims of the Trustee or any of the Holders for payment of any of the Securities, any waiver or consent by the Holder of such Security or by the Trustee with respect to any provisions thereof or of this Indenture;

          (h) the assignment of any right, title or interest of the Trustee or any Holder in this Indenture or the Securities to any other Person; or

          (i) any other event or circumstance (including any statute of limitations), whether foreseen or unforeseen and whether similar or dissimilar to any of the foregoing, that might otherwise constitute a defense available to, or a discharge of, the Issuer or any Guarantor, other than performance in full of the Guaranteed Obligations for the payment of money; it being the intent of any Guarantor that its obligations hereunder shall not be discharged except by payment of all amounts owing pursuant to this Indenture or the Securities.

          These Guarantees shall continue to be effective or be reinstated, as the case may be, if at any time any payment or performance with respect to any of the Guaranteed Obligations is rescinded or must otherwise be returned by the Trustee, any Holder or any other Person upon the insolvency, bankruptcy or reorganization of the Issuer or otherwise, all as though such payment or performance had not been made or occurred. The obligations of the Guarantors under these Guarantees shall not be subject to reduction, termination or other impairment by any set-off, recoupment, counterclaim or defense or for any other reason.


SECTION 1203. Waivers.
              -------

          Each Guarantor hereby irrevocably waives, to the extent permitted by applicable law:

          (a) promptness, demand for payment, diligence, presentment, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and its Guaranty;

          (b) any requirement that the Trustee, any Holder or any other Person protect, secure, perfect or insure any Encumbrance or any property subject thereto or exhaust any right or take any action against the Issuer or any other Person, or obtain any relief pursuant to this Indenture or pursue any other available remedy;

          (c) all right to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Indenture or the Securities;

          (d) filing of claims with a court in the event of insolvency or bankruptcy of the Issuer, any right to require a proceeding first against the Issuer, protest or notice with respect to such Security or the Indebtedness evidenced thereby and all demands whatsoever;

          (e) any defense arising by reason of any claim or defense based upon an election of remedies by the Trustee or any Holder which in any manner impairs, reduces, releases or otherwise adversely affects its subrogation, contribution or reimbursement rights or other rights to proceed against the Issuer or any other Person; and

          (f) any duty on the part of the Trustee or any Holder to disclose to such Guarantor any matter, fact or thing relating to the business, operation or condition of the Issuer and its assets now known or hereafter known by the Trustee or such Holder.

SECTION 1204.  Waiver of Subrogation and Contribution.
               --------------------------------------

          Until this Indenture has been discharged, each Guarantor hereby irrevocably waives any claim or other right which it may now or hereafter acquire against the Issuer or any guarantor that arise from the existence, payment, performance or enforcement of such Guarantor's obligations under its Guaranty, including any right of subrogation, reimbursement, exoneration, contribution, indemnification, any right to participate in any claim or remedy of the Trustee or any Holder against the Issuer or any guarantor which the Trustee or any Holder now has or hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including the right to take or receive from the Issuer, directly or indirectly, in cash or other property or by setoff or in any other manner, payment or security on account of such claim or other rights. If any amount shall be paid to a Guarantor in violation of the preceding sentence and the Guaranteed Obligations shall not have been paid in full, such amount shall be deemed to have been paid to such Guarantor for the benefit of, and held in trust for the benefit of, the Trustee, and the Holders, and shall forthwith be paid to the Trustee for the benefit of the Holders to be credited and applied to the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of this Indenture. Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by this Indenture and that the waivers set forth in this Section 1204 are knowingly made in contemplation of such benefits.

          Each Guarantor agrees that it shall not be entitled to any right of subrogation in relation to the Holders in respect of any obligations guaranteed hereby until payment in full of all obligations guaranteed hereby. Each Guarantor further agrees that, as between itself, on the one hand, and the Holders and the Trustee, on the other hand, (x) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article 5 hereof for the purposes of its Guaranty, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (y) in the event of any declaration of acceleration of such obligations as provided in Article 5 hereof, such obligations (whether or not due and payable) shall forthwith become due and payable by such Guarantor for the purpose of its Guaranty.

SECTION 1205. Certain Agreements.
              ------------------

          Each Guarantor covenants and agrees that, as a condition to the acceptability of its Guaranty to the Trustee and the Holders, it will:

          (a) comply in all material respects with all applicable laws, rules, regulations and orders, such compliance to include paying when due all taxes, assessments and governmental charges imposed upon it or upon its property except to the extent contested in good faith; and

          (b) preserve and maintain its existence, rights (contractual and statutory) and franchises; provided, however, that such Guarantor shall not be required to preserve any right or franchise if the board of directors or general partner of such Guarantor shall determine that the preservation thereof is no longer desirable in the conduct of the business of such Guarantor and the loss thereof is not disadvantageous in any material respect to the Guarantor or such Holders.

          (c) not consolidate with or merge with or into (whether or not such Guarantor is the surviving Person) another Person whether or not affiliated with such Guarantor unless:

               (i) the Person formed by or surviving any such consolidation or merger is organized under the laws of the United States of America or any state thereof or the District of Columbia and, unless such successor entity is the Issuer or a Guarantor, unconditionally assumes all the obligations of such Guarantor pursuant to a supplemental indenture in form and substance satisfactory to the Trustee, under the Securities, the Indenture and its Guaranty on the terms set forth herein or therein; and

               (ii) immediately after giving effect to such transaction, no default or Event of Default exists.

          Any such consolidation, merger, sale, lease or conveyance is subject to the condition that the Trustee receive an Officers' Certificate of such Guarantor and an Opinion of Counsel to the effect that the merger, sale, lease or conveyance, and the assumption by any successor entity, complies with the provisions of this Article and that all conditions precedent herein provided for relating to such transactions have been complied with.

          In case of any such consolidation, merger, sale or conveyance and upon the assumption by the successor Person, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the Guaranty endorsed upon the Securities and the due and punctual performance of all of the covenants and conditions of this Indenture to be performed by such Guarantor, such successor Person shall succeed to and be substituted for such Guarantor with the same effect as if it had been named herein as a Guarantor. Such Guarantor's Guaranty shall in all respects have the same legal rank and benefit under this Indenture theretofore and thereafter issued in accordance with the terms of this Indenture as though such Guaranty had been issued at the date of the execution hereof.

SECTION 1206.  Execution and Delivery of Guarantees.
               ------------------------------------

          The Guarantees to be endorsed on the Securities shall include the terms of the Guarantees set forth in this Article 12 and any other terms that may be set forth in the form established pursuant to Section 205. The Guarantors hereby agree to execute their respective Guarantee, in a form established pursuant to Section 205, to be endorsed on each Security authenticated and delivered by the Trustee.

          The Guarantees shall be executed on behalf of each Guarantor by its Chairman of the Board, its President or one of its Vice Presidents. The signature of any or all of these persons on a Guarantee may be manual or facsimile.

          A Guarantee bearing the manual or facsimile signature of individuals who were at any time the proper officers of a Guarantor shall bind such Guarantor, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of the Security on which such Guarantee is endorsed or did not hold such offices at the date of such Guarantee.

          The delivery of any Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Guarantee endorsed thereon on behalf of the respective Guarantor. The Guarantors hereby agree that their respective Guarantee set forth in Section 1201 shall remain in full force and effect notwithstanding any failure to endorse a Guarantee on any Security.

SECTION 1207.  No Waiver; Cumulative Remedies.
               ------------------------------

          No failure on the part of the Trustee or any Holder to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. The Trustee and the Holders shall have all of the rights and remedies granted in this Indenture and available at law or in equity, and these same rights and remedies may be pursued separately, successively or concurrently against the Issuer or the Guarantors.

SECTION 1208.  Continuing Guarantees.
               ---------------------

          Each Guaranty is a continuing guaranty and, except as otherwise provided herein, shall (a) remain in full force and effect until the satisfaction of the Guaranteed Obligations, (b) be binding upon the respective Guarantor and (c) enure to the benefit of and be enforceable by the Trustee, the Holders and their successors, transferees and assigns.

SECTION 1209.  Severability.
               ------------

          Any provisions of this Article 12 which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or non-authorization, without invalidating the remaining provisions hereof or affecting the validity, enforceability or legality of such provision in any other jurisdiction.

SECTION 1210.  Limitation on Guarantor Liability.
               ---------------------------------

          Each Guarantor, and by its acceptance hereof, each Holder, hereby confirms that it is the intention of all such parties that the Guaranty by such Guarantor pursuant to its Guaranty not constitute a fraudulent transfer or conveyance for purposes of the Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal or state law.
To effectuate the foregoing intention, the Holders and the Guarantors hereby irrevocably agree that the obligations of such Guarantor under this Article 12 shall be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Guarantor that are relevant under such laws and after giving effect to any collections from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under this Article 12, if any, result in the obligations of the Guarantor under such Guaranty not constituting a fraudulent transfer or conveyance.

                               ARTICLE THIRTEEN

                      Defeasance and Covenant Defeasance

SECTION 1301.  Issuer's Option to Effect Defeasance or Covenant Defeasance.
               -----------------------------------------------------------

          The Issuer may at its option by Board Resolution, at any time, elect to have either Section 1302 or Section 1303 applied to the Outstanding Securities upon compliance with the conditions set forth below in this Article Thirteen.

SECTION 1302.  Defeasance and Discharge.
               ------------------------

          Upon the Issuer's exercise of the option provided in Section 1301 applicable to this Section, the Issuer shall be deemed to have been discharged from its obligations with respect to the Outstanding Securities on the date the conditions set forth below are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Issuer shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Issuer, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of such Securities to receive, solely from the trust fund described in Section 1304 and as more fully set forth in such Section, payments in respect of the principal of (and premium, if any) and interest on such Securities when such payments are due, (B) the Issuer's obligations with respect to such Securities under Sections 304, 305, 306, 307, 1002 and 1003, (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (D) this Article Thirteen. Subject to compliance with this

Article Thirteen, the Issuer may exercise its option under this Section 1302 notwithstanding the prior exercise of its option under Section 1303.

SECTION 1303.  Covenant Defeasance.
               -------------------

          Upon the Issuer's exercise of the option provided in Section 1301 applicable to this Section, (i) the Issuer shall be released from its obligations under Sections 1005 through 1010, inclusive, and Section 801, and
(ii) the occurrence of an event specified in Sections 501(3) (with respect to Clauses (1), (3), (4) or (5) of Section 801), 501(4) (with respect to any of Sections 1005 through 1010, inclusive), 501(5) and 501(6) shall not be deemed to be an Event of Default on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"). For this purpose, such covenant defeasance means that the Issuer may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section or Clause, whether directly or indirectly by reason of any reference elsewhere herein to any such Section or Clause, or by reason of any reference in any such Section or Clause to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby.

SECTION 1304.  Conditions to Defeasance or Covenant Defeasance.
               -----------------------------------------------

          The following shall be the conditions to application of either Section 1302 or Section 1303 to the then Outstanding Securities:

          (1) The Issuer shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 609 who shall agree to comply with the provisions of this Article Thirteen applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (A) money in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, the principal of (, premium, if any,) and each instalment of interest on the Securities on the Stated Maturity of such principal or instalment of interest in accordance with the terms of this Indenture and of such Securities. For this purpose, "U.S. Government Obligations" means securities that are (x) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended) as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt.

          (2) In the case of an election under Section 1302, the Issuer shall have delivered to the Trustee an Opinion of Counsel stating that (x) the Issuer has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since the date of this Indenture there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities will not recognize gain or loss for Federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would have been the case if such deposit, defeasance and discharge had not occurred.

          (3) In the case of an election under Section 1303, the Issuer shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Outstanding Securities will not recognize gain or loss for Federal income tax purposes as a result of such deposit and covenant defeasance and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would have been the case if such deposit and covenant defeasance had not occurred.

          (4) The Issuer shall have delivered to the Trustee an Officer's Certificate to the effect that the Securities, if then listed on any securities exchange, will not be delisted as a result of such deposit.

          (5) Such defeasance or covenant defeasance shall not cause the Trustee to have a conflicting interest as defined in Section 608 and for purposes of the Trust Indenture

     Act with respect to any securities of the Issuer.

          (6) No Event of Default or event which with notice or lapse of time or both would become an Event of Default shall have occurred and be continuing on the date of such deposit or, insofar as subsections 501(7) and (8) are concerned, at any time during the period ending on the 121st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

          (7) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Issuer is a party or by which it is bound.

          (8) The Issuer shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under Section 1302 or the covenant defeasance under
     Section 1303 (as the case may be) have been complied with.

          (9) Such defeasance or covenant defeasance shall not result in the trust arising from such deposit constituting an investment company as defined in the Investment Company Act of 1940, as amended, or such trust shall be qualified under such act or exempt from regulation thereunder.

SECTION 1305.  Deposited Money and U.S. Government Obligations to be Held in
               -------------------------------------------------------------
               Trust; Other Miscellaneous Provisions.
               -------------------------------------

          Subject to the provisions of the last paragraph of Section 1003, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee--collectively, for purposes of this Section 1305, the "Trustee") pursuant to Section 1304 in respect of the Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Issuer acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law.

          The Issuer shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 1304 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Securities.

          Anything in this Article Thirteen to the contrary notwithstanding, the Trustee shall deliver or pay to the Issuer from time to time upon Issuer Request any money or U.S. Government Obligations held by it as provided in Section
1304 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance.

SECTION 1306.  Reinstatement.
               -------------

          If the Trustee or the Paying Agent is unable to apply any money in accordance with Section 1302 or 1303 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Issuer's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to this Article Thirteen until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 1302 or 1303; provided, however, that if the Issuer makes any payment of principal of (and premium, if any) or interest on any Security following the reinstatement of its obligations, the Issuer shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or the Paying Agent.

                              ____________________

          This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


                                       REGENCY CENTERS, L.P.
                                       By: Regency Realty Corporation,
                                           its general partner


                                       By /s/ Bruce M. Johnson
                                          --------------------------------
                                          Name: Bruce M. Johnson
                                          Title: Executive Vice President

Attest:
/s/ J. Christian Leavitt
-----------------------------
Name: J. Christian Leavitt
Title: Secretary


                                       REGENCY REALTY CORPORATION

                                       By /s/ Bruce M. Johnson
                                          --------------------------------
                                          Name: Bruce M. Johnson
                                          Title: Executive Vice President

Attest:
/s/ J. Christian Leavitt
-----------------------------
Name: J. Christian Leavitt
Title: Secretary

                                       REGENCY OFFICE PARTNERSHIP, L.P.
                                       By: Regency Centers, L.P.,
                                             its general partner

                                       By: Regency Realty Corporation,
                                           its general partner


                                       By /s/ Bruce M. Johnson
                                          --------------------------------
                                          Name: Bruce M. Johnson
                                          Title: Executive Vice President

Attest:
/s/ J. Christian Leavitt
-----------------------------
Name: J. Christian Leavitt
Title: Secretary


                                       HYDE PARK PARTNERS, L.P.
                                       By: Regency Retail Centers of Ohio,
                                           Inc.,
                                            its general partner

                                       By /s/ Bruce M. Johnson
                                          --------------------------------
                                          Name: Bruce M. Johnson
                                          Title: Executive Vice President

Attest:
/s/ J. Christian Leavitt
-----------------------------
Name: J. Christian Leavitt
Title: Secretary


                                       REGENCY RETAIL CENTERS
                                         OF OHIO, INC.


                                       By /s/ Bruce M. Johnson
                                          --------------------------------
                                          Name: Bruce M. Johnson
                                          Title: Executive Vice President

Attest:
/s/ J. Christian Leavitt
-----------------------------
Name: J. Christian Leavitt
Title: Secretary

Attest:
/s/ J. Christian Leavitt
-----------------------------
Name: J. Christian Leavitt
Title: Secretary
Title:


                                       RRC OPERATING PARTNERSHIP OF
                                         GEORGIA, L.P.,
                                       By: Regency Centers, L.P.,
                                            its general partner
                                       By: Regency Realty Corporation,
                                            its general partner


                                       By /s/ Bruce M. Johnson
                                          --------------------------------
                                          Name: Bruce M. Johnson
                                          Title: Executive Vice President

Attest:
/s/ J. Christian Leavitt
-----------------------------
Name: J. Christian Leavitt
Title: Secretary


                                       RRC FL FIVE, INC.


                                       By /s/ Bruce M. Johnson
                                          --------------------------------
                                          Name: Bruce M. Johnson
                                          Title: Executive Vice President

Attest:
/s/ J. Christian Leavitt
-----------------------------
Name: J. Christian Leavitt
Title: Secretary

                                       RRC FL SEVEN, INC.


                                       By /s/ Bruce M. Johnson
                                          --------------------------------
                                          Name: Bruce M. Johnson
                                          Title: Executive Vice President

Attest:
/s/ J. Christian Leavitt
-----------------------------
Name: J. Christian Leavitt
Title: Secretary

                                       RRC ACQUISITIONS, INC.


                                       By /s/ Bruce M. Johnson
                                          --------------------------------
                                          Name: Bruce M. Johnson
                                          Title: Executive Vice President

Attest:
/s/ J. Christian Leavitt
-----------------------------
Name: J. Christian Leavitt
Title: Secretary


                                       RRC ACQUISITIONS TWO, INC.


                                       By /s/ Bruce M. Johnson
                                          --------------------------------
                                          Name: Bruce M. Johnson
                                          Title: Executive Vice President

Attest:
/s/ J. Christian Leavitt
-----------------------------
Name: J. Christian Leavitt
Title: Secretary


                                         FIRST UNION NATIONAL BANK


                                         By /s/ R. Caraway
                                            ---------------------------
                                            Name: Rhonda Caraway
                                            Title: Trust Officer


Attest:
/s/ J. Christian Leavitt
-----------------------------
Name: J. Christian Leavitt
Title: Secretary

           (For transfers pursuant to (S) 306(b)(i) of the Indenture)


First Union National Bank
225 Water Street, Third Floor
Jacksonville, Florida  32202


          Re:  7 1/8% Notes due July 15, 2005
               of Regency Centers, L.P.
               (the "Securities")
               -------------------------

          Reference is made to the Indenture, dated as of July 20, 1998 (the "Indenture"), from Regency Centers, L.P. (the "Issuer") and the Guarantors named on the signature pages thereof to First Union National Bank, as Trustee. Terms used herein and defined in the Indenture or in Regulation S or Rule 144 under the U.S. Securities Act of 1933 (the "Securities Act") are used herein as so defined.

          This certificate relates to U.S. $_______________ principal amount of Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

          CUSIP No. _____________

          CERTIFICATE No(s). _____________________

The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". The Specified Securities are represented by a Global Security and are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner.

          The Owner has requested that the Specified Securities be transferred to a person (the "Transferee") who will take delivery in the form of a Regulation S Security. In connection with such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, it is being effected in accordance with Rule 904 or Rule 144 under the Securities Act and with all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as follows:

          (1)  Rule  904 Transfers. If the transfer is being effected in
               -------------------
     accordance with Rule 904:

               (A) the Owner is not a distributor of the Securities, an affiliate of the Issuer or any such distributor or a person acting on behalf of any of the foregoing;

               (B) the offer of the Specified Securities was not made to a person in the United States;

               (C)  either:

                      (i) at the time the buy order was originated, the Transferee was outside the United States or the Owner and any person acting on its behalf reasonably believed that the Transferee was outside the United States, or

                      (ii) the transaction is being executed in, on or
               through the facilities of the Eurobond market, as regulated by the Association of International Bond Dealers, or another designated offshore securities market and neither the Owner nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States;

               (D) no directed selling efforts have been made in the United States by or on behalf of the Owner or any affiliate thereof;

               (E) if the Owner is a dealer in securities or has received a selling concession, fee or other renumeration in respect of the Specified Securities, and the transfer is to occur during the Distribution Compliance Period, then the requirements of Rule 904(c)(1) have been satisfied; and

               (F) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

          (2)  Rule 144 Transfers.  If the transfer is being effected
               ------------------
     pursuant to Rule 144:

                    (A) the transfer is occurring after a holding period of at least one year (computed in accordance with paragraph (d) of Rule 144) has elapsed since the Specified Securities were last acquired from the Issuer or from an affiliate of the Issuer, whichever is later, and is being effected in accordance with the applicable amount, manner of sale and notice requirements of Rule 144; or

                    (B) the transfer is occurring after a holding period of at least two years has elapsed since the Specified Securities were last acquired from the Issuer or from an affiliate of the Issuer, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Issuer.

          This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer and the Initial Purchasers.



Dated:                 __________________________________
                        (Print the name of the Undersigned, as such term is defined in the second paragraph of this certificate.)


                       By:_______________________________
                          Name:
                          Title:

                       (If the Undersigned is a corporation, partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)
                         ANNEX B -- Form of Restricted
                         Securities Certificate


                       RESTRICTED SECURITIES CERTIFICATE

          (For transfers pursuant to (S) 306(b)(ii) of the Indenture)

First Union National Bank

225 Water Street, Third Floor
Jacksonville, Florida  32202


          Re:  7 1/8% Notes due July 15, 2005
               of Regency Centers, L.P.
               (the "Securities")
               -------------------------

          Reference is made to the Indenture, dated as of July 20, 1998 (the "Indenture"), from Regency Centers, L.P. (the "Issuer") and the Guarantors named on the signature pages thereof to First Union National Bank, as Trustee. Terms used herein and defined in the Indenture or in Rule 144A or Rule 144 under the U.S. Securities Act of 1933 (the "Securities Act") are used herein as so defined.

          This certificate relates to U.S.$_____________ principal amount of Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

          CUSIP No. ____________
          ISIN No. _____________
          CERTIFICATE No(s). _____________________

The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". The Specified Securities are represented by a Global Security and are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner.

          The Owner has requested that the Specified Securities be transferred to a person (the "Transferee") who will take delivery in the form of a Restricted Security. In connection with such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, it is being effected in accordance with Rule 144A or Rule 144 under the Securities Act and all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as:

          1.        Rule 144A Transfers.  If the transfer is being effected in
                    -------------------
               accordance with Rule 144A:

               (A) the Specified Securities are being transferred to a person that the Owner and any person acting on its behalf reasonably believe is a "qualified institutional buyer" within the meaning of Rule 144A, acquiring for its own account or for the account of a qualified institutional buyer; and

               (B) the Owner and any person acting on its behalf have taken reasonable steps to ensure that the Transferee is aware that the Owner may be relying on Rule 144A in connection with the transfer; and

          2.        Rule 144 Transfers.  If the transfer is being effected
                    ------------------
               pursuant to Rule 144:

               (A) the transfer is occurring after a holding period of at least one year (computed in accordance with paragraph (d) of Rule 144) has elapsed since the Specified Securities were last acquired from the Issuer or from an affiliate of the Issuer, whichever is later, and is being effected in accordance with the applicable amount, manner of sale and notice requirements of Rule 144; or

               (B) the transfer is occurring after a holding period of at least two years has elapsed since the Specified Securities were last acquired from the Issuer or from an affiliate of the Issuer, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Issuer.

          This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer and the Initial Purchasers.



Dated:                 _________________________________________________________
                       (Print the name of the Undersigned, as such term is defined in the second paragraph of this certificate.)



                       By:__________________________________
                          Name:
                          Title:

                       (If the Undersigned is a corporation, partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)

                                 ANNEX C -- Form of Unrestricted
                                 Securities Certificate



                      UNRESTRICTED SECURITIES CERTIFICATE

         (For removal of Securities Act Legends pursuant to (S) 306(c))



First Union National Bank
225 Water Street, Third Floor
Jacksonville, Florida  32202


          Re:  7 1/8% Notes due July 15, 2005
               of Regency Centers, L.P.
               (the "Securities")
               -------------------------

          Reference is made to the Indenture, dated as of July 20, 1998 (the "Indenture"), from Regency Centers, L.P. (the "Issuer") and the Guarantors named on the signature pages thereof to First Union National Bank, as Trustee. Terms used herein and defined in the Indenture or in Rule 144A or Rule 144 under the U.S. Securities Act of 1933 (the "Securities Act") are used herein as so defined.

          This certificate relates to U.S. $_____________ principal amount of Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

          CUSIP No(s). ___________________________

          CERTIFICATE No(s). _____________________

The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Securities are represented by a Global Security, they are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Security, they are registered in the name of the Undersigned, as or on behalf of the Owner.

          The Owner has requested that the Specified Securities be exchanged for Securities bearing no Securities Act Legend pursuant to Section 306(c) of the Indenture. In connection with such exchange, the Owner hereby certifies that the exchange is occurring after a holding period of at least two years (computed in accordance with paragraph (d) of Rule 144) has elapsed since the Specified Securities were last acquired from the Issuer or from an affiliate of the Issuer, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Issuer. The Owner also acknowledges that any future transfers of the Specified Securities must comply with all applicable securities laws of the states of the United States and other jurisdictions.

          This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer and the Initial Purchasers.



Dated:                      __________________________________________________
                                                                 (Print the name
                            of the Undersigned, as such term is defined in the second paragraph of this certificate.)




                            By:_______________________________________________
                               Name:
                               Title:

                            (If the Undersigned is a corporation, partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)

                            ANNEX D -- Form of Certification to be Given by Holders of Beneficial Interest in a Regulation S Temporary Global Security



                         OWNER SECURITIES CERTIFICATION

                             REGENCY CENTERS, L.P.

                          7 1/8% Notes due July 15, 2005


          This is to certify that, as of the date hereof, $________ of the above-captioned Securities are beneficially owned by non-U.S. person(s). As used in this paragraph, the term "U.S. person" has the meaning given to it by Regulation S under the Securities Act of 1933, as amended.

          We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Securities held by you for our account in accordance with your operating procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

          We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceedings.

Dated:______________, ____

By:____________________________________________
   As, or as agent for, the beneficial owner(s)
   of the Securities to which this certificate
   relates.

                                 ANNEX E -- Form of Certification to be Given by the Euroclear Operator or Cedel S.A.



                      DEPOSITARY SECURITIES CERTIFICATION

                             REGENCY CENTERS, L.P.

                          7 1/8% Notes due July 15, 2005


          This is to certify that, with respect to U.S.$___________ principal amount of the above-captioned Securities, except as set forth below, we have received in writing, by tested telex or by electronic transmission, from member organizations appearing in our records as persons being entitled to a portion of the principal amount of Securities set forth above (our "Member Organizations"), certifications with respect to such portion, substantially to the effect set forth in the Indenture.

          We further certify (i) that we are not making available herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) any portion of the Regulation S Temporary Global Security (as defined in the Indenture) excepted in such certifications and (ii) that as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any portion of the part submitted herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) are no longer true and cannot be relied upon as of the date hereof.

          We understand that this certification is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.

Dated:  _____________, _______

Yours faithfully,
[MORGAN GUARANTY TRUST COMPANY OF NEW YORK, Brussels office, as operator of the Euroclear System]

  or

[CEDEL S.A.]


By____________________________

                                      E-2